                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                GLAMIS GOLD LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               G. Barry Finlayson
                         LANG MICHENER LAWRENCE & SHAW
                           Barristers and Solicitors
                               1500 Royal Centre
                            1055 West Georgia Street
                                 P.O. Box 11117
                              Vancouver BC V6E 4N7

                      Direct Telephone No.: (604) 691-7465
                           Facsimile: (604) 685-7084
                           E-mail: bfinlays@lmls.com
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                                GLAMIS GOLD LTD.

                           5190 NEIL ROAD, SUITE 31
                               RENO, NEVADA 89502

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

     TAKE NOTICE that the annual general meeting (the "Meeting") of Shareholders of GLAMIS GOLD LTD. (the "Company") will be held at The Royal York Canadian Pacific Hotel, 100 Front Street West, Toronto, Ontario, on Wednesday, May 3, 2000 at 1:30 p.m., local time, for the following purposes:

1.   To receive the report of the directors of the Company.

2. To receive and consider the consolidated financial statements of the Company for its fiscal period ended December 31, 1999 and the report of the auditor thereon.

3.   To elect directors of the Company for the ensuing year.

4. To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration.

5. To consider and, if thought fit, approve an ordinary resolution authorizing the amendment of the Company's Incentive Share Purchase Option Plan to make an additional 2,016,800 shares available for issuance under it.

6. To consider and, if thought fit, approve an ordinary resolution ratifying the establishment of a Shareholders' Rights Plan.

7. To consider any permitted amendment to or variation of any matter identified in this Notice.

8. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     An Information Circular and a copy of the Annual Report of the Company for the year ended December 31, 1999 accompany this Notice. The Information Circular contains details of matters to be considered at the Meeting. The Annual Report includes the consolidated financial statements and the auditor's report thereon.

     A SHAREHOLDER WHO IS UNABLE TO ATTEND THE MEETING IN PERSON AND WHO WISHES TO ENSURE THAT SUCH SHAREHOLDER'S SHARES WILL BE VOTED AT THE MEETING IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND DELIVER IT BY HAND OR BY MAIL IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR.

DATED at Vancouver, British Columbia, March 20, 2000.

BY ORDER OF THE BOARD

(SIGNED) C. KEVIN MCARTHUR
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                GLAMIS GOLD LTD.

                           5190 NEIL ROAD, SUITE 310
                           RENO, NEVADA, 89502 U.S.A.

                     INFORMATION CIRCULAR (PROXY STATEMENT)
                              AS AT MARCH 1, 2000

                                    SUMMARY

     THIS INFORMATION CIRCULAR (PROXY STATEMENT) IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") TO BE HELD ON MAY 3, 2000 AT 1:30 P.M., LOCAL TIME, AT THE ROYAL YORK CANADIAN PACIFIC HOTEL, 100 FRONT STREET WEST, TORONTO, ONTARIO, FOR THE FOLLOWING PURPOSES:

1.   To receive the report of the directors of the Company.

2. To receive and consider the consolidated financial statements of the Company for its fiscal period ended December 31, 1999 and the report of the auditor thereon.

3.   To elect directors of the Company for the ensuing year.

4. To appoint an auditor of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration.

5. To consider and, if thought fit, approve an ordinary resolution authorizing the amendment of the Company's Incentive Share Purchase Option Plan to make more shares available for issuance under it.

6. To consider and, if thought fit, approve an ordinary resolution ratifying the establishment of a Shareholders' Rights Plan.

7. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     It is anticipated that the mailing of the accompanying Notice of Annual general Meeting and this information Circular (Proxy Statement) to shareholders will commence on March 22, 2000.

     Dollar amounts stated herein are in U.S. dollars unless otherwise stated.

     Pursuant to section 111 of the Company Act (British Columbia), advance notice of the Meeting was published in the Vancouver Sun newspaper on March 6, 2000 and filed with The Toronto Stock Exchange, the British Columbia Securities Commission and the Ontario Securities Commission.

                           GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

     The solicitation of proxies will be primarily by the mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees. All solicitation costs will be borne by the Company.

APPOINTMENT AND REVOCATION OF PROXIES

     The individuals named in the accompanying form of proxy are the Chairman of the Board of Directors of the Company and the President and Chief Executive Officer of the Company. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY. A FORM OF PROXY WILL NOT BE VALID UNLESS IT IS COMPLETED AND DELIVERED TO THE OFFICE OF MONTREAL TRUST COMPANY BY FAX TO (604) 683-3694 OR BY MAIL OR BY HAND TO 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3B9, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

     A shareholder who has given a proxy may revoke it by an instrument in writing delivered either to Montreal Trust Company as specified above or to the registered office of the Company by fax to (604) 685-7084 or by mail or by hand to 1500, 1055 West Georgia Street, P.O. Box 11117, Vancouver, British Columbia, Canada, V6E 4N7, at any time up to and including the last business day that precedes the day of the Meeting or, if adjourned, any reconvening thereof, or in any other manner provided by law. In addition, a revocation of a proxy does not affect any matter on which a vote has been taken before the revocation.

REGISTERED AND UNREGISTERED SHAREHOLDERS

     Registered shareholders may vote the shares they hold in the Company either by attending the Meeting in person or, if they do not plan to attend the Meeting, by completing the proxy and following the delivery instructions contained in the form of proxy and this Information Circular.

     Unregistered shareholders, being persons whose holdings of shares of the Company are registered in the name of a stockbroker or financial intermediary (each an "Intermediary"), must follow special procedures if they wish to vote at the Meeting. To vote in person at the Meeting, an unregistered shareholder must insert his or her name in the space provided for in the form of proxy for the appointment of a person, other than the persons named in the proxy, as proxyholder and have the proxy signed by the Intermediary. In such case, the unregistered shareholder attends as a proxyholder for their own shareholdings and will be subject to the same limitations as any other proxyholder in voting shares (see "Exercise of Discretion"). If the unregistered shareholder does not plan to attend the Meeting, the unregistered shareholder can vote by proxy, by following the instructions included on the proxy and provided to the unregistered shareholder by the relevant Intermediary. In either case, the proxy must be delivered in the manner provided for in this Information Circular or as instructed by the shareholder's Intermediary. AN UNREGISTERED SHAREHOLDER WHO DOES NOT FOLLOW THE INSTRUCTIONS FOR DELIVERY OF THE RELEVANT FORM OF PROXY AND WHO ATTENDS THE MEETING WILL NOT BE ENTITLED TO VOTE AT THE MEETING.

EXERCISE OF DISCRETION

     The nominees named in the accompanying form of proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholders on any ballot that may be called for. The proxy confers discretionary authority upon the nominees named therein with respect to:

     (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of auditors and the election of directors,

     (b)  any amendment to or variation of any matter identified therein, and

     (c)  any other matter that may properly come before the Meeting.

     IN RESPECT OF MATTERS FOR WHICH A CHOICE IS NOT SPECIFIED IN THE FORM OF PROXY, THE NOMINEES NAMED IN THE ACCOMPANYING FORM OF PROXY WILL VOTE SHARES REPRESENTED BY THE PROXY FOR THE APPROVAL OF SUCH MATTER OR GROUP OF MATTERS DESCRIBED IN THE PROXY.

     As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter is properly brought before the Meeting each nominee intends to vote thereon in accordance with his best judgment.

VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     As of March 1, 2000, the Company had outstanding 69,907,832 fully paid and non-assessable Common shares ("Shares") (69,907,832 as at March 17, 2000) without par value, each Share carrying the right to one vote.

     Only shareholders of record at the close of business on March 17, 2000, who either personally attend the Meeting or who have completed and delivered a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Shares voted at the Meeting. A quorum for general meetings of shareholders is 2 persons being present in person or being represented by proxy, holding not less than one-twentieth of the issued Shares. Broker abstentions from voting are considered non-votes and will have no impact in the voting at the Meeting.

     To the knowledge of the directors and senior officers of the Company, no person or corporation beneficially owns directly or indirectly, or exercises control or direction over Shares carrying more than 5% of the voting rights attached to all outstanding Shares as at March 1, 2000, except as follows:

NAME                                                          NUMBER OF SHARES    % OUTSTANDING
----                                                          ----------------    -------------
Various entities affiliated with the Royal Bank Financial
  Group(1)..................................................     4,715,055            6.7%

---------------

Note:

(1)  As reported to the SEC on a Form 13G filed on February 13, 2000.

SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets out as of March 1, 2000, ownership of Shares by each Director and nominee for Director of the Company, each current Named Executive Officer of the Company described in the Summary Compensation Table and by all Directors and Named Executive Officers of the Company, who are such as at the date hereof, as a group, without naming them. All such Shares are directly owned by the person shown unless otherwise indicated by footnote.

                                                              AMOUNT AND NATURE OF    PERCENT
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP    OF CLASS
------------------------                                      --------------------    --------
A. Dan Rovig................................................         215,000(1)            *
C. Kevin McArthur...........................................         220,000(2)            *
James R. Billingsley........................................         100,000(3)            *
A. Ian S. Davidson..........................................         111,966(4)            *
Jean Depatie................................................         100,000(5)            *
Kenneth F. Williamson.......................................         108,500(6)            *
Leonard Harris..............................................         100,000(7)            *
Charles A. Jeannes..........................................         130,000(8)            *
David L. Hyatt..............................................         100,000(9)            *
Steven L. Baumann...........................................         100,000(10)           *
James S. Voorhees...........................................             Nil            --
Directors and Executive Officers as a Group (11 persons)....       1,285,466            1.84

---------------

  *  less than 1%.

Notes:

(1) Includes options exercisable within 60 days for the purchase of 200,000 shares at a price of Cdn.$2.70 on or before March 9, 2004.

(2) Includes options exercisable within 60 days for the purchase of 200,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(3) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price Cdn.$2.70 per share on or before March 9, 2004.

(4) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004 and 2,200 shares owned by spouse in trust.

(5) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(6) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(7) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(8) Includes options exercisable within 60 days for the purchase of 125,000 shares at a price of Cdn.$2.60 per share on or before April 23, 2004

(9) Includes options exercisable within 60 days for the purchase of 60,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004 and 40,000 shares at a price of Cdn.$2.60 per share on or before April 23, 2004.

(10) Includes options exercisable within 60 days for the purchase of 100,000 shares at a price of Cdn.$2.70 per share on or before March 9, 2004.

(11) Includes options which are exercisable within 60 days.

                             ELECTION OF DIRECTORS

SIZE OF BOARD

     The size of the Board of Directors is currently established at 7. It is proposed that the size of the Board of Directors remain at 7 persons for the ensuing year.

TERM OF OFFICE

     The term of office of each of the current directors expires at the conclusion of the Meeting. The persons named below will be nominated for election at the Meeting as management's nominees. Each director elected at the Meeting or appointed by the Board of Directors to fill a vacancy on the Board of Directors thereafter will hold office until the next annual general meeting of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Articles of the Company or the provisions of the Company Act (British Columbia).

NOMINEES

     The following table sets out the names and ages of management's nominees for election as director, all offices in the Company now held by each of them, the principal occupation, business or employment of each of them and the period of time during which each has been a director of the Company. The Board of Directors unanimously recommends the election of the nominees as directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The Board of Directors does not contemplate that any of the nominees will be unable to stand for election, or will decline to serve.

NAME, AGE, POSITION           OCCUPATION, BUSINESS                     PERIOD A DIRECTOR OF
AND COUNTRY OF RESIDENCE      OR EMPLOYMENT(1)                         THE COMPANY
------------------------      --------------------                     --------------------
A. Dan Rovig, 61............  Independent Consultant; Director and     November 17, 1989 to August 15, 1997
Chairman and Director         Chairman of the Board of the Company     and November 19, 1998 to present.
U.S.A.

C. Kevin McArthur, 45.......  President and Chief Executive Officer    January 1, 1998 to present.
President, Chief Executive    of the Company
Officer and Director
U.S.A.

NAME, AGE, POSITION           OCCUPATION, BUSINESS                     PERIOD A DIRECTOR OF
AND COUNTRY OF RESIDENCE      OR EMPLOYMENT(1)                         THE COMPANY
------------------------      --------------------                     --------------------
James R. Billingsley, 77....  Retired; former Vice-President,          August 18, 1986 to present.
Director                      Administration of Company
Canada

A. Ian S. Davidson, 58......  Vice-President of RBC Dominion           June 28, 1994 to present.
Director                      Securities Inc.
Canada

Jean Depatie, 63............  President and Chief Executive Officer    December 12, 1997 to present.
Director                      of Gold Hawk Resources Inc.
Canada

Leonard Harris, 73..........  Mining Consultant; President of B&H      April 28, 1999 to present.
Director                      Mine services (Peru)
U.S.A.

Kenneth F. Williamson, 52...  Independent Consultant                   April 28, 1999 to present.
Director
Canada

---------------

Note:

(1) The information as to principal occupation and business or employment is not within the knowledge of the management of the Company and has been furnished by the respective nominees.

     A. DAN ROVIG is currently a director and Chairman of the Board of Directors of the Company and has been such from November 19, 1998. He was a director and the President and Chief Executive Officer of the Company and its subsidiaries from November 17, 1989 to August 15, 1997 when he retired from these positions. He acted as a consultant to the Company until August 1998. Before joining the Company in September 1988, Mr. Rovig was an executive officer of British Petroleum Minerals Ltd, including its subsidiaries Amselco Minerals Inc. and BP Minerals America for five years. Mr. Rovig is currently a director of the following public companies: Orvana Resources Corporation.

     C. KEVIN MCARTHUR has been a director, President and Chief Executive Officer of the Company since January 1, 1998. He served the Company and its subsidiaries in various capacities from February 1988 to the present, including Chief Operating Officer of the Company from July 30, 1997 to December 31, 1997, President & General Manager of Glamis Rand Mining Company from December 1, 1995 to July 29, 1997 and prior to that as Vice President and General Manager of Chemgold, Inc. Both Glamis Rand Mining Company and Chemgold, Inc. are subsidiaries of the Company.

     JAMES R. BILLINGSLEY is a director of the Company and was Vice-President in charge of corporate administration, a position he held from August 1986 to December 31, 1997, when he retired. Mr. Billingsley is currently a director of the following public companies: War Eagle Mining Company Inc., Great Western Gold Ltd., Pacific Timber Resources Ltd. and Georgia Ventures Inc.

     A. IAN S. DAVIDSON has been in the investment industry since 1969. He is currently a Vice-President of RBC Dominion Securities Inc. and has held this position since February 1992 with RBC Dominion Securities Inc. and its predecessor.

     JEAN DEPATIE has been President and Chief Executive Officer of Gold Hawk Resources Inc. since May 1997. Prior thereto he was President and Chief Executive Officer of Cambiex Exploration from August 1995 to April 1997 and President & Chief Executive Officer of Louvem Mines Inc. from February 1993 to August 1995. Mr. Depatie is currently a director of the following public companies: Freewest Resources Canada Inc., Novacort Inc., Richmont Mines Inc. and Louvern Mines Inc.

     LEONARD HARRIS was Chairman of the Company's International Advisory Board from December 12, 1997 to April 28, 1999 when the Committee was abandoned. He is President of B&H Mine Services (Peru), and serves as a director of Sociedad Minera Berenguela (Peru), Corriente Resources Inc. (Canada), Alamos Minerals Ltd (Canada) and Resource Development Inc. (U.S.A.). He held various positions with Newmont Mining Company and its subsidiaries including Vice President-Newmont Gold Company, President & General Manager -- Newmont Peru, Vice President & General Manager -- Newmont Latin America and General Manager -- Minera Yanacocha until May 1995.

     KENNETH F. WILLIAMSON has been associated with the brokerage business as an investment banker for the last 19 years having held positions as Vice Chairman, Investment and Banking at Midland Walwyn/Merrill Lynch from 1993 until 1998. Since 1998 he has been an independent consultant. His main areas of concentration for the past 20 years have been mergers and acquisitions and the capital markets. He has focused his work in the financial services and natural resources industries in the U.S. and Europe. Mr. Williamson is currently a director of the following public companies: Blackrock Ventures Inc. and Eicon Technology Corporation.

     The Board of Directors met eight times during the fiscal year ended December 31, 1999, and passed two resolutions by unanimous consent in writing during the period.

VOTING FOR DIRECTORS

     Under the Company Act (British Columbia) and the Articles of the Company, the seven nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by Shares present, in person or represented by proxy at the Meeting and entitled to vote, will be elected directors, if a quorum is present. In the election of directors, a withholding of a vote will have no effect on the election since only affirmative votes will be counted with respect to the election of directors. Voting at the meeting will, except where a poll is demanded by a member or proxyholder entitled to attend the Meeting, be by a show of hands.

COMPENSATION OF DIRECTORS

     For the fiscal year ended December 31, 1999, each director of the Company was entitled to an annual remuneration of $8,000 payable quarterly for acting as a director and $500 for each meeting of the Board of Directors attended. In addition, the chairman of a committee received $500 and each member of a committee received $400 for each committee meeting attended. Effective February 24, 2000, the Directors receive $1,000 for each Board meeting attended and $500 for each committee meeting attended. Directors also receive share purchase options (see "Security Ownership by Directors and Executive Officers"). These share purchase options are granted at the discretion of the Corporate Compensation Committee whose current policy is to provide the Chairman 200,000 share purchase options and all outside directors 100,000 share purchase options. All share purchase options granted to directors are immediately exercisable. Subject to then existing circumstances, the policy of the Corporate Compensation Committee is to grant additional share purchase options in the same amounts to the directors upon their exercise of the options presently held.

COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT AND ENVIRONMENT COMMITTEE

     The Company's Audit and Environment Committee is comprised of A. Ian S. Davidson, Kenneth F. Williamson, James R. Billingsley and Jean Depatie, all of whom are independent of management. In carrying out its audit function, the Committee reviews audits, considers the adequacy of the audit procedures, recommends the appointment of independent auditors, reviews and approves professional services to be rendered by them and reviews fees for audit services. The Committee met three during the past fiscal year in carrying out its audit function.

     The Committee meets quarterly in carrying out its environmental review function which includes arranging for and reviewing the annual independent environmental audit of the Company's operations. The responsibility of the Committee is to ensure that the Company's Environmental Compliance Program (the "Program") is being adhered to, to review the effectiveness of the Program and to ensure that environmental incidents are dealt with expeditiously. The Committee met four times during the past fiscal year in carrying out its environmental function.

     CORPORATE COMPENSATION COMMITTEE

     The Company has a Corporate Compensation Committee whose current members are A. Dan Rovig, A. Ian S. Davidson, Leonard Harris and C. Kevin McArthur (as a non-voting member). The function of this Committee is to review compensation of the Company's Directors and Executive Officers on an annual basis and to review annually the compensation plans for the Company's non-executive staff.

     During the 12 months ended December 31, 1999 the Corporate Compensation Committee met four times and passed one resolution by consent in writing.

     CORPORATE GOVERNANCE COMMITTEE

     The Company's Corporate Governance Committee is comprised of James R. Billingsley, Leonard Harris and Kenneth F. Williamson. The objective of the Corporate Governance Committee is to report to the Board of Directors on the general corporate governance of the Company and to recommend appropriate procedures and actions in light of the guidelines for improved corporate governance in Canada contained in the policies of The Toronto Stock Exchange. The Committee met three times during the past fiscal year.

     NOMINATING COMMITTEE

     The Company's Nominating Committee is comprised of Jean Depatie, A. Dan Rovig and C. Kevin McArthur. This Committee proposes nominees for the Board of Directors. The Committee met one time during the past fiscal year.

                              CORPORATE GOVERNANCE

     The Toronto Stock Exchange (the "TSE") requires that every listed company incorporated in Canada or a province of Canada must disclose on an annual basis its approach to corporate governance. The Company has elected to incorporate the required disclosure in this Information Circular. The following disclosure was approved by the Board of Directors (the "Board") at a meeting held on February 25, 2000.

     STEWARDSHIP OF THE COMPANY

     The Company's Board is empowered by the Company's Articles to manage, or supervise the management of the affairs and business of the Company. The Board performs this function through quarterly and special meetings and has delegated certain of its responsibilities to those committees described above under "Committees of the Board of Directors". In addition, the Board has established policies and procedures that limit the ability of management to carry out certain specific activities without the prior approval of the Board.

     The planning process, related not only to current mining operations, but also to the acquisition and development of new properties or the acquisition of companies which control properties which are of interest to the Company, is of key importance to a corporation the size of the Company. The Board is intricately involved in this planning process thereby carrying out its duty to take steps to increase shareholder value. The planning process in respect of current mining operations is accomplished through a yearly review and approval process wherein the Board reviews a rolling, five-year budget which is presented by management through the Company's President and Chief Executive Officer. The planning process with respect to the acquisition of properties or other companies is carried out by the full Board reviewing proposals brought to it by management. Outside consultants and professionals are engaged when required by the Board. All material acquisitions and material asset dispositions require approval of the Board.

     The Board of Directors, as part of the planning process, has identified the principal risks associated with the Company's business and has taken steps to deal with them. The Board has adopted an Environmental

Program that is administered by the Audit and Environment Committee. The Committee reports to the Board on a quarterly basis, which enables the Board to monitor the effectiveness of the Environmental Program.

     The Board of directors has delegated responsibility for communication with the public and the Company's shareholders to its Senior Vice-President and General Counsel and its President and Chief Executive Officer. Procedures are in place to ensure proper dissemination of news releases and that shareholders who request information about the Company get it in a timely manner. In addition, the Board has adopted a Corporate Disclosure, Confidentiality and Insider Reporting Policy which sets out rules for the disclosure of corporate information, the obligation of directors, officers and employees of the Company to hold non-public material information confidential and the trading and reporting of sales of shares of the Company.

     The responsibility for monitoring the effectiveness of the Company's internal financial information systems has been delegated to the Company's Chief Financial Officer who reports to the Board on a quarterly basis. The duty of monitoring the technical affairs of the Company falls on the President and Chief Executive Officer.

     The Board of Directors does not have in place formal programs for succession of management and training of management. Due to the size of the Company, management personnel who are already trained are engaged as required to fill vacancies.

     CONSTITUTION OF THE BOARD

     The Company's Board is currently comprised of 7 persons of which the 5 directors who are not officers or employees of the Company are "unrelated directors" and as such are independent from management. The remaining 2 members on the Board are the Chairman of the Board, who is not an employee of Company and who is independent from management, and the President & Chief Executive Officer of the Company, who is an employee of Company. Accordingly, a majority of the members of the Board are unrelated to management and as such the Board is in a position to act independently from management.

     NOMINATION AND ASSESSMENT OF DIRECTORS

     The Board has established a Nominating Committee that has been assigned the responsibility for recommending and attracting Board members. This Committee is comprised of 3 persons, one of which, being the President and Chief Executive Officer, is a member of management. The Board has determined that the input of the President and Chief Executive Officer on the Nominating Committee is helpful to the Committee in evaluating nominees for the position of Director. Though the Board has not yet put into place a formal procedure for assessing and evaluating the effectiveness of the members of the Board and its committees, this function is carried out in part by the Nominating Committee when evaluating and recommending persons as nominees for the position of Director of the Company.

     CORPORATE GOVERNANCE

     The Corporate Governance Committee has been given the responsibility of developing and recommending to the Board the Company's approach to corporate governance. This Committee has prepared and approved a Directors' Manual that has been distributed to all directors to assist members of the Board in carrying out their duties. This manual includes a Policy on Corporate Disclosure, Confidentiality and Insider Reporting as well as a Directors' Code of Conduct.

     STRUCTURE OF COMMITTEES

     The TSE guidelines on corporate governance recommend that generally committees of the Board be comprised of persons who are not officers or employees of the Company. The Board has determined, however, that due to the technical nature of the Company's business, most of its committees can be more effective by having one officer of the Company on the committee who is involved in the committee's area of responsibility.

     EVALUATION OF MANAGEMENT

     The Company has a small management team, the performance of which is reviewed annually by the Company's Corporate Compensation Committee. This Committee is comprised of the Chairman, two outside independent directors and the President and Chief Executive Officer who is a non-voting member of the Committee. The philosophy of the Corporate Compensation Committee is stated below under "Executive Compensation". In addition, the Corporate Compensation Committee periodically reviews the compensation paid to members of the Board and makes recommendations to the Board.

                             EXECUTIVE COMPENSATION

REMUNERATION OF MANAGEMENT AND OTHERS

     During the Company's fiscal year ended December 31, 1999 the aggregate remuneration paid or payable to the directors and senior officers of the Company and its subsidiaries (all of whose financial statements are consolidated with those of the Company) was $1,583,315.

     Under an existing policy of insurance, the Company is entitled to be reimbursed for indemnity payments it is required or permitted to make to directors and officers. The directors and officers of the Company as individuals are insured for losses arising from claims against them for certain acts, errors or omissions. The policy provides a maximum coverage in any one policy year of $10 million for each claim. The annual premium which is payable during the current fiscal year is $53,138. The premiums for the policy are not allocated between directors and officer as separate groups.

NAMED EXECUTIVE OFFICERS

     Under applicable laws Messrs. McArthur, Jeannes, Forbush, Voorhees, Hyatt, and Baumann are "Named Executive Officers" of the Company for the period ended December 31, 1999. The following disclosure is in respect of these individuals.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

     The table below shows the compensation paid to the Named Executive Officers for the past three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                           ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                                                                     AWARDS              PAYOUTS
                                                                                           RESTRICTED
                                                                            SECURITIES     SHARES OR
                                                                              UNDER        RESTRICTED
                                                           OTHER ANNUAL    OPTIONS/SARS      SHARE        LTIP     ALL OTHER
NAME AND PRINCIPAL                   SALARY       BONUS    COMPENSATION      GRANTED         UNITS       PAYOUTS  COMPENSATION
POSITION                  YEAR        ($)          ($)         ($)            (#)(3)          ($)          ($)        ($)
C. KEVIN MCARTHUR(1)      1999      240,000       Nil        Nil             200,000        Nil           Nil          12,800(2)
President, Chief          1998      182,500       Nil        Nil             100,000        Nil           Nil          13,500(2)
Executive Officer and
Director
CHARLES A. JEANNES(4)     1999      137,949(10)   Nil        Nil             125,000        Nil           Nil          29,645(9)
Senior Vice-President,
Administration, Chief
Financial Officer,
General Counsel and
Director
DANIEL J. FORBUSH(5)      1999      102,019       Nil        Nil             125,000(6)     Nil           Nil      381,871.21(7)
Former Chief Financial    1998      125,000       Nil        Nil              50,000        Nil           Nil             Nil
Officer
JAMES S. VOORHEES(4)      1999      105,000       Nil        Nil             100,000(8)     Nil           Nil          90,208(9)
Vice-President and Chief
Operating Officer
DAVID L. HYATT(4)         1999      115,680       Nil        Nil             100,000        Nil           Nil          24,972(9)
Vice-President Nevada
Operations
STEVEN L. BAUMANN(4)      1999      120,000       Nil        Nil             100,000        Nil           Nil          31,332(9)
Vice-President Latin
American Operations --
only for 1999

Notes:

(1) Mr. McArthur was not an executive Officer in 1997.

(2) Includes a fee of $8,000 paid annually to the Named Executive Officer in his capacity as a director of the Company and fees of $500 for each meeting of the Board attended and of $400 for each committee meeting attended.

(3) The Table lists share purchase options ("Options") granted during the noted fiscal year. The Named Executive Officers of the Company are not entitled to receive share appreciation rights ("SAR") under the Company's Share Appreciation Rights Plan. Grants of Options under the Company's Incentive Share Purchase Option Plan are generally made for a 5-year period at the closing price as published by The Toronto Stock Exchange on the date prior to the date of grant. The Corporate Compensation Committee of the Board determines which Executive Officers and directors of the Company are to receive Options, the exercise price of the Options, and restrictions, if any, which are to attach to the right to exercise Options. The employment contracts of the Named Executive Officers provides that they are entitled to be granted Options of a stated number of Shares. If a Named Executive Officer has his employment with the Company terminated without cause, any outstanding Options will remain in effect for a period which is the shorter of the time to the expiration of the share purchase option and 12 months from the time of termination of employment. On March 9, 1999, all options held by Messrs. McArthur, Forbush, Hyatt and Baumann were cancelled and regranted at a lower exercise price of $2.70 per share. See particulars of repricing under heading "Table of Option and SAR Repricings" below.

(4) The Named Executive Officers were not Executive Officers in 1997 and 1998.

(5) Mr. Forbush's employment as Chief Financial Officer, Secretary and Treasure of the Company terminated on August 31, 1999. He was not a Named Executive Officer in 1997.

(6) These options expire on August 31, 2000.

(7) Includes termination payments made to Mr. Forbush under his employment contract.

(8) The grant of these options is conditional upon shareholders approving the resolution to make more shares available under the Company's Incentive Share Purchase Option Plan (See "Amendment of the Incentive Share Purchase Option Plan" below).

(9) The amounts represent reimbursement of relocation expenses.

(10) The stated compensation is for part of the year.

LONG-TERM INCENTIVE PLAN AWARDS

     No long-term incentive plan awards were made to the Named Executive Officers during the Company's most recently completed financial year.

OPTIONS GRANTED TO AND EXERCISED BY THE NAMED EXECUTIVE OFFICERS

     Share purchase options granted during the financial year ended December 31, 1999 to the Named Executive Officers, pursuant to the Incentive Share Purchase Option Plan, are as follows:

        OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                            SECURITIES      % OF TOTAL                         MARKET VALUE OF
                              UNDER         OPTIONS/SARS                       SECURITIES UNDERLYING
                            OPTIONS/SARS    GRANTED TO                         OPTIONS ON THE
                            GRANTED(1)      EMPLOYEES IN    EXERCISE PRICE     DATE OF GRANT
NAME                           (#)          FISCAL YEAR     (CDN$/SECURITY)    (CDN$/SECURITY)          EXPIRATION DATE
C. KEVIN MCARTHUR             200,000          17.21%            2.70                  2.70             March 9, 2004
CHARLES A. JEANNES            125,000          10.75%            2.60                  2.60             April 23, 2004
JAMES S. VOORHEES             100,000(2)         8.6%            2.80                  2.80             June 1, 2004
DAVID L. HYATT                 60,000            8.6%            2.70                  2.70             March 9, 2004
                               40,000                            2.60                  2.60
STEVEN L. BAUMANN             100,000            8.6%            2.70                  2.70             March 9, 2004
DANIEL J. FORBUSH             125,000(3)       10.75%            2.70                  2.70             August 31, 2000

Notes:

(1) The grants are in respect of Common shares of the Company. No SARs were granted to the Named Executive Officers.

(2) The grant of these options is conditional upon shareholders approving the resolution to make more shares available under the Company's Incentive Share Purchase Option Plan (See "Amendment of the Incentive Share Purchase Option Plan" below)

(3) Mr. Forbush's employment with the Company ceased on August 31, 1999.

     No share purchase options were exercised by the Named Executive Officers during the financial year ended December 31, 1999. The values of such outstanding options at the end of such year were as follows:

             AGGREGATED OPTIONS EXERCISED DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION VALUES

                                                                                                          VALUE OF
                                                                                                         UNEXERCISED
                                                                                                         IN-THE-MONEY
                                                     AGGREGATE              UNEXERCISED OPTIONS/         OPTIONS/SARS AT
                              SECURITIES ACQUIRED     VALUE                    SARS AT FY-END              FY-END
                              ON EXERCISE            REALIZED                       (#)                    (CDN$)
NAME                              (#)                 (CDN$)             EXERCISABLE/UNEXERCISABLE       EXERCISABLE(1)
C. KEVIN MCARTHUR                 Nil                  Nil              200,000          --                  Nil
CHARLES A. JEANNES                Nil                  Nil              125,000          --                  Nil
JAMES S. VOORHEES                 Nil                  Nil                --             --                  Nil
DAVID L. HYATT                    Nil                  Nil              100,000          --                  Nil
STEVEN L. BAUMANN                 Nil                  Nil              100,000          --                  Nil
DANIEL J. FORBUSH                 Nil                  Nil              125,000          --                  Nil

Note:

(1) Potential realizable values in this table have been calculated in the manner prescribed by applicable securities regulatory requirements and are neither intended to reflect actual values nor are they a forecast of future prices for the shares of the Company during the five-year option term.

REGRANT OF OPTIONS

     The following table discloses the cancellation and regrant of share purchase options to the Named Executive Officers during 1999. The Compensation Committee resolved to cancel the options and to regrant options to the Named Executive Officers at a lower price as it was not equitable for such persons to hold options with exercise prices well above the market, while persons who received options to acquire Shares through the acquisition by the company of Mar-West Resources Ltd. and Rayrock Resources Ltd., held options with much lower exercise prices.

                       TEN YEAR OPTION AND SAR REPRICINGS


                                                                           EXERCISE
                                               NUMBER OF                   PRICE AT
                                              SECURITIES      MARKET       TIME OF                               EXERCISE
                                                 UNDER       PRICE OF    REPRICING OF                            PRICE OF
                                                OPTIONS     SECURITIES    CANCELLED                   SHARES        NEW
                                              REPRICED OR   AT TIME OF     OPTIONS       TERM OF     SUBJECT      OPTIONS
                                 DATE OF      AMENDED(1)    REPRICING       (CDN$/      CANCELLED     TO NEW      (CDN$/
NAME                            REPRICING         (#)         (CDN$)      SECURITY)      OPTIONS    OPTIONS(2)   SECURITY)
C. KEVIN MCARTHUR             March 9, 1999      40,000        2.70          9.25       07/16/01     200,000       2.70
                                                 60,000        2.70          9.75       07/31/02
                                                100,000        2.70          4.60       12/22/02
                                                100,000        2.70          5.15       03/17/03
DANIEL J. FORBUSH             March 9, 1999      50,000        2.70          9.25       07/16/01     125,000       2.70
                                                 75,000        2.70          4.60       12/22/02
                                                 50,000        2.70          5.15       03/17/03
DAVID L. HYATT                March 9, 1999      40,000        2.70          8.75       05/05/02      60,000       2.70
                                                 40,000        2.70          4.60       12/22/01
STEVEN L. BAUMANN             March 9, 1999      50,000        2.70          9.25       07/16/01     100,000       2.70
                                                 40,000        2.70          4.60       12/22/02

Notes:

(1) All of these options were cancelled.

(2) Shareholders approved the issuance of the new options at the Company's Annual General Meeting held on April 28, 1999.

EMPLOYMENT AGREEMENTS BETWEEN THE COMPANY AND THE NAMED EXECUTIVE OFFICERS

     By an agreement dated January 1, 2000, Mr. C. Kevin McArthur was engaged by the Company to act as its President and Chief Executive Officer. The agreement has a month-to-month term subject to certain termination provisions. If Mr. McArthur is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with two times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $240,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan (see Note 2 to the "Summary Compensation Table").

     By an Agreement dated January 1, 2000, Mr. Charles A. Jeannes was engaged by the Company to act as its Senior Vice-President, Administration, General Counsel and Secretary. The Agreement has a month-to-month term subject to certain termination provisions. If Mr. Jeannes' employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with two times the annual salary and at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $200,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

     By an Agreement dated January 1, 2000, Mr. James S. Voorhees was engaged by the Company to act as its Vice-President, Operations and Chief Operating Officer. The Agreement has a month-to-month term subject to certain termination provisions. If Mr. Voorhees' employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with two times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. The current salary under the Agreement is $200,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

     By an Agreement dated January 1, 2000, Mr. David L. Hyatt was engaged by the Company to act as its Vice-President, Investor Relations. The Agreement has a month-to-month term subject to certain termination provisions. If Mr. Hyatt's employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with the annual salary in force at the date of termination and the cash value of 12 months of full benefit coverage. The current salary under the Agreement is $120,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

     By an Agreement dated January 1, 2000, Mr. Steven L. Baumann was engaged by the Company to act as its Vice-President, Investor Relations. The Agreement has a month-to-month term subject to certain termination provisions. If Mr. Baumann's employment with the Company is terminated for other than cause, or in the event of a change of control of the Company, as defined in the agreement, he will be paid any remuneration due through the date of termination together with the annual salary in force at the date of termination and the cash value of 12 months of full benefit coverage. The current salary under the Agreement is $120,000 per annum plus benefits and participation in the Company's Incentive Share Purchase Option Plan.

     By an agreement dated March 1, 1998, Daniel J. Forbush was engaged by the Company to act as its Chief Financial Officer and Treasurer. The agreement had a month-to-month term subject to certain termination provisions which provided that in the case of Mr. Forbush being terminated for other than cause, as defined in the agreement, he would be paid any remuneration due through the date of termination together with 2 times the annual salary in force at the date of termination and the cash value of 24 months of full benefit coverage. Mr. Forbush was paid $381,871.21 upon his termination of employment on August 31, 1999.

     No funds were set aside or accrued by the Company during the year ended December 31, 1999 to provide pension, retirement or similar benefits for directors or executive officers of the Company pursuant to any existing plan.

CORPORATE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Corporate Compensation Committee, comprised of Messrs. A. Ian
S. Davidson, Leonard Harris and A. Dan Rovig as voting members and C. Kevin McArthur as non-voting member reviews the compensation of the Company's executive officers annually.

     It is the policy of the Committee to compensate the Company's executive officers by both direct remuneration and entitlement to share purchase options. To date, the Committee has not established any compensation criteria related to individual or corporate performance reports.

     The Committee also reviews the compensation paid to directors of the Company. The compensation paid to the directors is based on the Committee's analysis of the time and efforts devoted by the Directors to the meetings and affairs of the Company, as well as various surveys of compensation paid to directors of other public companies of a similar size to the Company in the metals and mining industry.

     The Committee has specifically reviewed several factors in determining on an annual basis the total compensation payable to Mr. McArthur, the President and Chief Executive Officer. In particular, the Committee reviews publicly available data and data provided by independent third parties regarding compensation paid to Chief Executive Officers of other public companies of a similar size to the Company in the metals and mining industry. Additionally, the Committee considers the specific performance of the Chief Executive Officer during the proceeding year, including generally the performance of the Company as a whole as measured by its financial performance, operational performance and specific strategic achievements.

Corporate Compensation Committee

A. Ian S. Davidson          Leonard Harris          A. Dan Rovig

                               PERFORMANCE GRAPHS

THE TORONTO STOCK EXCHANGE

     The following chart compares the market performance of the Company's shares in Canadian dollars on The Toronto Stock Exchange ("TSE") as compared to the TSE gold and silver index and the TSE 300 index. The TSE is the principal trading market for Shares of the Company outside of the United States.
[Performance Graph (TSE)]

                                                         GLAMIS                     TSE/GOLD                     TSE/300
                                                         ------                     --------                     -------
1994/12                                                  100.00                      100.00                      100.00
1995/12                                                   71.71                      115.71                      111.86
1996/12                                                   78.42                      123.59                      140.66
1997/12                                                   44.06                       70.88                      158.99
1998/12                                                   23.44                       65.79                      153.93
1999/12                                                   21.02                       54.17                      199.68

NEW YORK STOCK EXCHANGE

     The following chart compares the market performance of the Company's shares in U.S. dollars on the New York Stock Exchange ("NYSE") as compared to the MG Group Index and the NYSE Market index.
[Performance Graph (NYSE)]

                                                     NYSE MARKET II               MC GROUP INC.               GLAMIS GOLD I
                                                     --------------               -------------               -------------
1994/12                                                  100.00                      100.00                      100.00
1995/12                                                  119.22                      105.09                      119.37
1996/12                                                  104.95                      108.95                      162.18
1997/12                                                   56.48                       68.51                      213.37
1998/12                                                   28.24                       55.56                      253.89
1999/12                                                   27.30                       62.76                      278.01

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Davidson, Harris, McArthur and Rovig comprise the Company's Corporate Compensation Committee. Mr. Rovig currently serves as Chairman of the Board of Directors of the Company and Mr. McArthur is the Company's President and Chief Financial Officer.

                            APPOINTMENT OF AUDITORS

     KPMG LLP, Chartered Accountants, of 777 Dunsmuir Street, Vancouver, British Columbia, will be nominated at the Meeting at a remuneration to be fixed by the directors. KPMG LLP have been the auditors of the Company since March 11, 1986.

     It is anticipated that a representative of KPMG will be in attendance at the Meeting and will be given an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     To the knowledge of management of the Company, no director or Executive Officer of the Company or nominee for election as a director of the Company or any security holder known to the Company to own of record or beneficially more than 5% of the Company's outstanding shares or any member of the immediate family of any of the foregoing persons had any interest in any material transaction during the year ended December 31, 1999, or has any interest in any material transaction in the current year.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED ON

AMENDMENT OF THE INCENTIVE SHARE PURCHASE OPTION PLAN

     The Company currently has an Amended Incentive Share Purchase Option Plan dated for reference September 30, 1995 (the "Share Option Plan"). The Board may, from time to time, grant options under the Share Option Plan to purchase Common shares in the capital of the Company to directors, officers, employees and consultants of the Company or any subsidiary of the Company.

     Each option is generally granted for a term of 5 years and the term may not exceed 10 years. Options will have such vesting provisions as are determined by the Board at the time of grant of the option.

     As permitted by the Share Option Plan, the Board has delegated the authority to grant options to the Corporate Compensation Committee.

     The exercise price under each option will be either:

     (a) the closing price per share for the Common Shares on The Toronto Stock Exchange ("TSE") on the last trading day on such exchange before the Effective Date of the Option,

     (b) if at the time of granting the Option the Board is of the opinion that the price determined under sec.(a) would not be a representative price, the simple average of the high and low trading prices per share for the Common shares on The TSE on the last five trading days on such exchange before the Effective Date of the Option on which a trade of Common Shares occurred, or

     (c) such other price as determined by the Board and as approved by The TSE in respect of share purchase options issued under the Plan which are the result of options to acquire shares of acquired companies being converted into options to acquire common shares.

     Presently, the number of shares subject to option under the Share Option Plan is limited to 1,759,500, of which options to acquire 1,556,500 Common shares have been granted as at March 1, 2000. In addition to the Share Option Plan, the Company has outstanding share purchase options to former employees of Rayrock Resources Inc. under the Rayrock Share Purchase Option Plan in respect of 3,214,460 Shares as at March 1, 2000.

     On February 23, 2000, the Board approved an increase in the number of Common shares which may be issued under the Share Option Plan by 2,016,800 Common shares making the total number of Shares issuable thereunder 3,776,300, subject to the approval of the TSE and the shareholders of the Company. The purpose of the increase is to allow the Board to continue to grant options under the Share Option Plan as a component of remuneration to directors, officers, employees and consultants.

     The current policy of the Board with respect to the grant of options to Directors is to provide the Chairman 200,000 share purchase options and all outside directors 100,000 share purchase options. All share purchase options granted to directors are immediately exercisable. Subject to then existing circumstances, the policy of the Corporate Compensation Committee is to grant additional share purchase options in the same amounts to the directors upon their exercise of the options presently held.

     Shareholder approval for the allocation of an additional 2,016,800 Common shares for issuance pursuant to the Share Option Plan is being sought in accordance with the policies of the TSE. In order for the resolution to be effective, the Plan must be approved by a simple majority of the votes cast by or on behalf of shareholders entitled to vote at the Meeting.

     At the present time, 8 employees of the Company have been granted options in respect of an aggregate of 340,000 shares (240,000 at Cdn$2.60 per share and 100,000 at Cdn$2.80 per share), which options are conditional upon shareholder approval of the allocation of additional Common shares to the Share Option Plan.

     MANAGEMENT RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOUR OF THE RESOLUTION.

ADOPTION OF SHAREHOLDERS' RIGHTS PLAN

     At the Meeting, shareholders will be asked to consider and vote to approve a Shareholders' Rights Plan (the "Plan") for the Company. The Plan was adopted by the Board on February 25, 2000 pursuant to an agreement dated February 25, 2000 (the "Rights Agreement"). The full text of the Rights Agreement is set forth in Schedule "A" to this Circular. CAPITALIZED TERMS USED BELOW WITHOUT EXPRESS DEFINITION HAVE THE MEANINGS ASCRIBED TO THEM IN THE RIGHTS AGREEMENT. The shareholder approval is being sought in accordance with the policies of the TSE.

     THE BOARD HAS UNANIMOUSLY ADOPTED AND APPROVED THE PLAN AND THE BOARD AND MANAGEMENT RECOMMEND THAT SHAREHOLDERS VOTE FOR ITS ADOPTION.

     The Plan will terminate if it is not approved by the shareholders at the Meeting. To be effective, the resolution to approve the Plan must be passed by a majority of the votes cast by the Independent Shareholders (see below) who vote in respect of the resolution, failing which the Rights Agreement will be void.

     UNLESS OTHERWISE INSTRUCTED, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN THE ENCLOSED FORM (IF EXECUTED IN FAVOUR OF THE MANAGEMENT NOMINEES AND DEPOSITED AS PROVIDED IN THE NOTICE OF MEETING) WILL BE VOTED FOR APPROVAL OF THE PLAN.

     BACKGROUND

     The Board proposes the adoption of the Plan to protect the shareholders of the Company from unfair take-over strategies to which the Company and its shareholders may be particularly vulnerable because of the different securities laws applicable in Canada and the United States of America, the principal trading markets for the Company's Shares.

     The Plan is not being proposed by the Board in response to, or in anticipation of, any acquisition proposal, and is not intended to prevent a Take-over Bid being made for the Company or to secure continuance of management or the directors in office. The Plan has been designed to ensure that, in the event of a Take-over Bid being made for Voting Shares (which at the moment are comprised solely of Shares) of the Company, all shareholders will receive full and fair value for their Shares and will not be subject to abusive or coercive takeover strategies and that the Board, on behalf of the Company and all of its shareholders, will have the time and opportunity to evaluate the bid and its effects, to seek out alternative bidders and to explore, develop and evaluate other ways of maximizing shareholder value.

     Accordingly, the objectives of the Plan are, (i) to provide each shareholder, no matter where they are resident, the opportunity to receive the same offer, (ii) to provide each shareholder, together with his or her advisor, with sufficient time to assess and evaluate a Take-over Bid and (iii) to permit the Board, where appropriate, to explore, develop and evaluate alternatives to maximize the value to shareholders. Under the

Plan, a bidder is encouraged either to make a Permitted Bid, which does not need approval of the Board, having terms and conditions that are designed to meet these objectives, or, to negotiate the terms of a bid with the Board.

     In considering whether to adopt the Plan, the Board considered the current legislative framework in Canada governing Take-over Bids, developments in the terms of shareholders' rights plans over the last number of years and the actual experiences in hostile Take-over Bids in Canada which have taken place over the last few years for target companies having shareholder rights plans.

     The objectives of the Plan and the terms of the Plan have been developed to deal with the following specific concerns with the existing securities laws in Canada pertaining to Take-over Bids:

     Time

     Current Canadian securities legislation generally provides that Take-over Bids may expire after only 21 days (certain of the Canadian securities administrators have indicated that the period will be increased to 35 days, though no timetable has been established for the change to be put into effect). The Board is concerned that such a short period does not provide an opportunity
(i) for the shareholders and the Board to properly assess the initiating bid,
(ii) for the shareholders to assess the merits of competing bids, and (iii) for the Board to seek out or otherwise allow competing bidders to emerge or to develop other methods of maximizing shareholder value.

     The Plan, through the Permitted Bid concept, provides a mechanism whereby the minimum expiry period for a Take-over Bid will be 45 days and provides that if the Permitted Bid is successful in having at least 50% of the outstanding Voting Shares held by Independent Shareholders (such being generally the shareholders of the Company other than (i) the bidder and its Associates and Affiliates and other persons acting in concert with the bidder, and (ii) any employee benefit plan for the employees of the Company or a wholly-owned subsidiary of the Company), tendered by such time, the Take-over Bid will be extended for an additional 10 Business Days. These provisions will allow the shareholders and the Board additional time to consider the Take-over Bid and the various alternatives that may potentially be available.

     Pressure to Tender

     There is concern that a shareholder may feel compelled to tender to a bid which the shareholder considers to be inadequate and not represent full and fair value because, in failing to do so, the shareholder may be left with illiquid or minority discounted Voting Shares in the Company. The requirements for a Permitted Bid in the Plan include a mechanism which is intended to ensure that a shareholder who has not tendered to a Permitted Bid, may do so once it is known that the Permitted Bid has been successful. A Permitted Bid is required to contain a provision that Voting Shares will not be taken-up and paid for under the Take-over Bid unless a majority of the outstanding Voting Shares held by Independent Shareholders have tendered by the end of the Permitted Bid's minimum 45 day period, following which the Take-over Bid must be extended for a further 10 Business Days so as to allow those who did not tender at the first expiry time to nevertheless tender into the bid.

     Unfair Treatment

     The Board has adopted the Plan in part because a bidder could attempt to obtain control of the Company without paying full value, without obtaining shareholder approval and without treating all shareholders equally. Canadian securities laws contain various exemptions which may allow for unequal treatment of shareholders in transactions involving an acquisition of effective control of a company. Under these laws it is possible, through the acquisition of shares in the open market or through private agreements involving a small number of shareholders, to acquire a large share position or even a control block in a Canadian public company without making an offer to all shareholders. Under these types of acquisitions, control of a company may be obtained without the acquirer being required to pay a "control premium" to all shareholders of the company.

     SUMMARY OF OPERATION OF THE PLAN

     As described in more detail below, if a person (an "Acquiring Person") acquires 20% or more of the Voting Shares of the Company, other than by way of
(i) a Permitted Bid, (ii) a Competing Bid, (iii) a transaction otherwise approved by the Board, or (iv) through distributions by the Company, holders of Rights other than the Acquiring Person may acquire for Cdn$100, Common Shares of the Company having a market value of Cdn$200. In such a case, the Rights will cause substantial dilution to an Acquiring Person. This dilutive aspect of the Plan is intended to discourage a potential acquirer from undertaking "creeping acquisitions" or buying a large block of shares from a select group of shareholders through "private agreement transactions".

     The adoption of the Plan will not affect the duties imposed upon the Board at law to act honestly and in good faith and in the best interests of the Company and to consider any Take-over Bid in respect of the Company on that basis. In addition, the Plan will not prevent a person from utilizing the proxy solicitation mechanism of the Company Act (British Columbia) to effect a change of the Board nor will it affect the right of holders of not less than 5% of the Voting Shares of the Company to requisition the Board to call a meeting of shareholders for the purposes stated in the requisition.

     Issuance of the Rights will not alter in any way the financial condition of the Company and will not interfere with the day-to-day operations of the Company or its business plans nor will it change the way in which shareholders currently trade Common Shares.

     DESCRIPTION OF THE PLAN

     THE FOLLOWING DESCRIPTION OF THE PLAN IS A SUMMARY ONLY. REFERENCE IS MADE TO THE RIGHTS AGREEMENT CONSTITUTING THE PLAN, THE FULL TEXT OF WHICH IS REPRODUCED IN SCHEDULE A TO THIS CIRCULAR.

     Issuance of Rights

     Effective at 5:00 p.m. on February 25, 2000, one Right was issued in respect of each outstanding Common share (each a "Voting Share") of the Company (the "Effective Time") and one Right will be issued in respect of each Voting Share of the Company issued thereafter, prior to the earlier of the Separation Time and the Expiration Time. If the Plan is approved by shareholders at the Meeting, the Rights will expire at the termination of the Company's annual meeting in the year 2003 (the "Expiration Time"), unless earlier redeemed by the Company. If the Plan is not approved by the shareholders of the Company at the Meeting, the Plan will expire.

     Trading of Rights

     Certificates for Voting Shares issued after the Effective Time will contain a notation incorporating the Rights Agreement by reference. Until the Separation Time, or earlier termination or expiration of the Rights, the Rights will be evidenced by and transferred with the associated Voting Shares and the surrender for transfer of any certificate representing Voting Shares will also constitute the surrender for transfer of the Rights associated with those Voting Shares. After the Separation Time, the Rights will become exercisable and begin to trade separately from the associated Voting Shares. As soon as practicable following the Separation Time, separate certificates evidencing rights ("Rights Certificates") will be mailed to the holders of record of Voting Shares as of the Separation Time and the Rights Certificates alone will evidence the Rights. The Rights will be listed in Canada on The Toronto Stock Exchange upon separation.

     Separation Time

     Under the Plan the Separation Time means the close of business on the 10th Trading Day after the earliest to occur of:

     (a) a public announcement that a person or a group of affiliated or associated persons (an "Acquiring Person") has acquired Beneficial Ownership of 20% or more of the outstanding voting shares of the Company ("Voting Shares"), other than as a result of (i) a reduction in the number of Voting

        Shares outstanding, (ii) a Permitted Bid, (iii) acquisitions of Voting Shares approved by the Board, or (iv) other specified exempt acquisitions where shareholders participate on a pro rata basis;

     (b) the date of commencement of, or the first public announcement of an intention of any person to commence, a Take-over Bid where the Voting Shares subject to the bid, together with the Voting Shares beneficially owned by that person (including affiliates, associates and joint actors) would constitute 20% or more of the outstanding Voting Shares;

     (c) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such; and

     (d)  or such later date as the Board may determine.

     Under the Plan, a Take-over Bid means an offer to acquire Voting Shares where the Voting Shares subject to the offer together with the number of Voting Shares held by the person making the bid constitute in the aggregate 20% or more of the outstanding Voting Shares of the Company.

     Exercise of Rights

     Rights will not be exercisable until the Separation Time. After the Separation Time and prior to the occurrence of a transaction which results in a person becoming an Acquiring Person (a "Flip-In Event"), each Right will entitle the registered holder thereof to purchase from the Company one Common share at a price of Cdn $100, subject to adjustment and certain anti-dilution provisions (the "Exercise Price"). If a Flip-In Event occurs, each Right will, unless the Flip-In Event is waived in accordance with the terms of the Plan, entitle the registered holder to receive, upon payment of the Exercise Price, Common Shares of the Company having an aggregate market price equal to twice the Exercise Price. In such event, however, any Rights beneficially owned by an Acquiring Person, (including affiliates, associates and joint actors), or the transferee of any such person, will be void. A Flip-In Event does not include acquisitions approved by the Board or acquisitions pursuant to a Permitted Bid or Competing Permitted Bid.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including the right to vote or receive dividends.

     Permitted Bids

     The Plan employs a "Permitted Bid" concept whereby a Take-over Bid will not trigger the Separation Time if it meets certain conditions. A "Permitted Bid" is defined as an offer to acquire Voting Shares for cash or securities made by means of a Take-over Bid circular, where the Voting Shares subject to the offer, together with shares beneficially owned by the offeror at the date of the offer (including its affiliates, associates and joint actors), constitute 20% or more of the outstanding Voting Shares and that also complies with the following additional provisions:

     (a) the bid must be made to all the holders of Voting Shares wherever resident; and

     (b) the bid must contain the following irrevocable and unqualified conditions:

        (i) no Voting Shares will be taken up or paid for prior to the close of business on the 45th day following the date the circular is sent to shareholders and then only if more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been tendered to the bid and not withdrawn;

        (ii) Voting Shares may be deposited pursuant to the bid, unless it is withdrawn, at any time during the 45 day period described in sec.(b)(i);

        (iii) Voting Shares deposited pursuant to the bid may be withdrawn until taken up or paid for; and

        (iv) if the deposit condition referred to in sec.(b)(i) is satisfied, the offeror will extend the expiration date for the bid for at least 10 Business Days from the date on which the offer would otherwise expire.

     Competing Permitted Bids

     A "Competing Permitted Bid" is a Take-over Bid made after a Permitted Bid has been made and prior to its expiry that satisfies all of the provisions of a Permitted Bid, except that it must remain open for acceptance until at least the later of 21 days and the expiry of the outstanding Permitted Bid. The reduction in the time for acceptance of a Competing Permitted Bid is to allow, as nearly as practicable, all bids to be dealt with by the shareholders of the Company within substantially the same time frame.

     Beneficial Ownership

     Under the definition of "Beneficial Ownership" in the Plan, a person is deemed to own securities owned by the person's affiliates and associates and by any person acting jointly or in concert with such person. A person is also deemed to own securities which such person has a right to acquire within 60 days of the exercise of conversion rights or purchase rights. The Plan contains certain exceptions which would permit investment managers and trust companies holding securities on behalf of clients, Crown agents, certain statutory bodies and pension plan administrators to hold more than 20% of the outstanding Voting Shares of the Company in the ordinary course of their business without becoming an Acquiring Person, provided they do not actually make a Take-over Bid for such shares. In addition, the Plan has an exemption from the deemed ownership of securities for those which are lodged under a Permitted Lock-up Agreement or in respect of securities which have been deposited or tendered pursuant to a tender or exchange offer or Take-over Bid unless such deposited or tendered shares have been accepted unconditionally for payment or exchange or have been taken up or paid for.

     A Permitted Lock-up Agreement is an agreement whereby a person agrees to deposit or tender Voting Shares held by the person to a Take-over Bid, but which permits the person to withdraw the Voting Shares from the agreement in order to tender or deposit them to another Take-over Bid that contains an offering price or value per Voting Share that is at least 5% in excess of the value per Voting Share offered under the bid which is subject to the Lock-up Agreement.

     Redemption of Rights and Waiver of a Flip-In Event

     At any time prior to the occurrence of a Flip-In Event, the Board may, with the prior consent of the holders of Voting Shares, authorize the redemption of all, but not less than all, of the then outstanding Rights at a redemption price of Cdn$0.00001 per Right, subject to adjustment. In addition, if an offeror acquires more than 50% of the Outstanding Voting Shares not already beneficially owned by the offeror, pursuant to a Permitted Bid, a Competing Permitted Bid or another exempt acquisition, the Board will be deemed to have elected to have the Company redeem the Rights at the redemption price.

     Prior to the occurrence of a Flip-In Event, the Board may, with the prior consent of the holders of Voting Shares, waive a Flip-In Event that occurs as a result of a circular Take-over Bid sent to all holders of Voting Shares. In that event, the Board will be deemed to have waived any other Flip-In Event occurring by reason of any other circular Take-over Bid.

     The Board may also waive the application of the Plan to a Flip-In Event resulting from inadvertence where the Acquiring Person has reduced its beneficial ownership of Voting Shares to below 20%. Except as described above, the waiver of the application of the Plan to a particular Flip-In Event requires shareholder approval.

     Protection against Dilution

     The Exercise Price, the number and nature of securities which may be purchased upon the exercise of Rights and the number of Rights outstanding, are subject to adjustment from time to time to prevent dilution in the event of stock dividends, subdivisions, consolidations, reclassifications or other changes in the outstanding Common Shares, pro rata distributions to holders of Common Shares and other circumstances where adjustments are required to appropriately protect the interests of the holders of Rights.

     Supplements and Amendments

     Assuming that the shareholders approve the Plan at the Meeting, the Company may thereafter, without the approval of the holders of Voting Shares or Rights, make any amendments to the Rights Agreement (i) specifically contemplated therein, (ii) to correct clerical or typographical errors, or (iii) which may be required to maintain the validity and effectiveness of the Rights Agreement as a result of any change in any applicable laws or regulatory requirements. If these amendments occur before the Separation Time, they must be put before the shareholders for ratification at the next occurring meeting of shareholders and if the amendments occur after the Separation Time they must be put before the holders of Rights for ratification at a meeting to be called in accordance with the Articles of the Company and the Company Act (British Columbia).

     At any time before the Separation Time, the Company may, with the prior consent of the holders of Voting Shares, amend, vary or rescind any of the provisions of the Rights Agreement or the Rights whether or not such action would materially adversely affect the interests of the holders of Rights generally.

     At any time after the Separation Time and before the Expiration Time, the Company may, with the prior consent of the holders of Rights, amend, vary or rescind any of the provisions of the Rights Agreement or the Rights whether or not such action would materially adversely affect the interests of the holders of Rights generally.

     INCOME TAX CONSEQUENCES

     Canadian Income Tax Consequences

     The Company will not receive any income as a result of the issuance of the Rights for Canadian federal income tax purposes. Generally, the value of a right, if any, to acquire additional shares of a company is not a taxable benefit includable in income under the Income Tax Act (Canada) (the "Act") and is not subject to non-resident withholding tax under the Act if an identical right is conferred on all shareholders. While Rights were issued in respect of each outstanding Common share, the Rights may become void in the hands of certain shareholders upon the occurrence of certain triggering events. Whether the issuance of the Rights is a taxable event is not therefore free of doubt. However, the Company is of the view that the Rights have a negligible monetary value at their date of issue and will continue to have a negligible monetary value. If the Rights have no value, the issue of the Rights will not give rise to a taxable benefit or capital gain and will not be subject to non-resident withholding tax. The foregoing does not address the Canadian income tax consequences of other events such as the separation of the voting Rights from the Common shares, the occurrence of a Flip-In Event or the redemption of Rights. The holder of Rights may have income or be subject to withholding tax under the Act if the Rights become exercisable or are exercised or otherwise disposed of.

     As long as the Common shares continue to be qualified investments for trusts governed by registered retirement savings plans, registered retirement investment funds and deferred profit sharing plans, the Rights will continue to be qualified investments for such plans.

     United States Tax Consequences

     For United States federal income tax purposes, the Internal Revenue Service has ruled in Revenue Ruling 90-11 that the adoption of a shareholders' rights plan similar to the Plan does not constitute a taxable transaction to a company's shareholders. That ruling expressly refrains from addressing the tax consequences of any other event in connection with a rights plan. The United States federal income tax consequences of such other events described under the Plan as the separation of the Rights from the Common shares, a Flip-In Event or the exercise or redemption of Rights, are uncertain. Thus the tax consequences, including the likelihood that any such event will be a taxable transaction (which, in certain cases is probable) or, if taxable, whether it is a taxable distribution constituting ordinary income or a sale or exchange of a Right which may result in a capital gain or loss depends on the facts and circumstances at the time of the event.

     SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE CONSEQUENCES OF RECEIVING, HOLDING, EXERCISING OR EXCHANGING RIGHTS.

                                 ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1999, which includes audited consolidated financial statements, will be mailed to Shareholders contemporaneously herewith, but such Annual Report is not incorporated in the Information Circular (Proxy Statement) and is not deemed to be a part of the proxy-soliciting material.

                             SHAREHOLDER PROPOSALS

     If any Shareholder desires to present a proposal for action at the Company's annual general meeting to be held in the year 2001, such proposal must be received by the Company prior to November 1, 2000.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the United States Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors and persons who own more than 10% of a class of the Company's securities registered under the Exchange Act to file reports of ownership and changes of ownership with the United States Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it, the Company believes that during the last fiscal year, all filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with on a timely basis.

                                   FORM 10-K

     The Company's Annual Report for the year ended December 31, 1999, on Form 10-K, filed with the SEC and the securities administrators of Canada in lieu of filing an Annual Information Form, including the financial statements and schedules thereto, can be obtained, without charge, by sending a written request to Charles A. Jeannes, Senior Vice-President, Administration of the Company, at 5190 Neil Road, Suite 310, Reno, Nevada U.S.A., 89502.

                                 OTHER MATTERS

     Management knows of no other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.

BY ORDER OF THE BOARD

(SIGNED) C. KEVIN MCARTHUR
PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   SCHEDULE A

                                GLAMIS GOLD LTD.

                                      AND

                        MONTREAL TRUST COMPANY OF CANADA

                                AS RIGHTS AGENT

    ------------------------------------------------------------------------

                       SHAREHOLDER RIGHTS PLAN AGREEMENT

                                     DATED

                               FEBRUARY 25, 2000
    ------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE 1 -- INTERPRETATION.................................   A-1
  Certain Definitions.......................................   A-1
  Currency..................................................  A-10
  Headings..................................................  A-10
  Number and Gender.........................................  A-10
  Acting Jointly or in Concert..............................  A-10
  Statutory References......................................  A-10
  Holder....................................................  A-11
  Calculation of Voting Share Percentage....................  A-11
  Interpretation............................................  A-11
ARTICLE 2 -- THE RIGHTS.....................................  A-11
  Legend on Voting Share Certificates.......................  A-11
  Initial Exercise Price....................................  A-12
  Rights Not Exercisable Until Separation Time..............  A-12
  Mailing of Rights Certificates and Disclosure Statement...  A-12
  Exercise of Rights........................................  A-12
  Duties of Rights Agent Upon Receipt of Election to
     Exercise...............................................  A-13
  Partial Exercise of Rights................................  A-13
  Duties of the Corporation.................................  A-13
  Adjustments to Exercise Price; Number of Rights...........  A-14
  Date on Which Exercise is Effective.......................  A-18
  Execution of Rights Certificates..........................  A-19
  Authentication of Rights Certificates.....................  A-19
  Dating of Rights Certificates.............................  A-19
  Register of Rights........................................  A-19
  Transfers and Exchanges...................................  A-19
  Mutilated Rights Certificates.............................  A-20
  Destroyed, Lost and Stolen Rights Certificates............  A-20
  Replacement Fee...........................................  A-20
  Validity of Replacement Rights Certificates...............  A-20
  Persons Deemed Owners.....................................  A-20
  Delivery and Cancellation of Rights Certificates..........  A-20
  Agreement of Rights Holders...............................  A-21
  Rights Certificate Holder Not Deemed a Shareholder........  A-21
ARTICLE 3 -- ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF
  CERTAIN TRANSACTIONS......................................  A-22
  Flip-in Event.............................................  A-22
  Cancellation of Rights Held by an Acquiring Party.........  A-22
  Legend on Rights Certificates Transferred by an Acquiring
     Party..................................................  A-22
ARTICLE 4 -- THE RIGHTS AGENT...............................  A-23
  Appointment of Rights Agent...............................  A-23
  Protection of Rights Agent................................  A-23
  Rights Agent to be Kept Informed..........................  A-23
  Merger or Amalgamation or Change of Name of Rights
     Agent..................................................  A-23
  Countersigning of Rights Certificates.....................  A-23
  Duties of Rights Agent....................................  A-24
  Change of Rights Agent....................................  A-25

                                                              PAGE
                                                              ----
ARTICLE 5 -- MISCELLANEOUS..................................  A-26
  Redemption and Waiver.....................................  A-26
  Expiration................................................  A-27
  Issuance of New Right Certificates........................  A-27
  Supplements and Amendments................................  A-27
  Timing of Certain Approvals of the Shareholders...........  A-28
  Effective Time of Supplements and Amendments..............  A-28
  Approvals of Amendments by Rights Agent...................  A-29
  Fractional Rights and Fractional Shares...................  A-29
  Rights of Action..........................................  A-29
  Notice of Proposed Actions................................  A-29
  Notices...................................................  A-29
  Successors................................................  A-30
  Benefits of This Agreement................................  A-30
  Governing Law.............................................  A-30
  Severability..............................................  A-30
  Effective Date............................................  A-30
  Determinations and Actions by the Board of Directors......  A-31
  Rights of Board, Corporation and Offeror..................  A-31
  Regulatory Approvals......................................  A-31
  Declaration as to Non-Canadian Holders....................  A-31
  Time of the Essence.......................................  A-31
  Execution in Counterparts.................................  A-31
EXHIBITS
Exhibit A -- Form of Rights Certificate (and attached Form
  of Election to Exercise and Form of Assignment)...........  A-33

                       SHAREHOLDER RIGHTS PLAN AGREEMENT

     THIS AGREEMENT dated as of the 25th day of February, 2000 between Glamis Gold Ltd. (the "Corporation"), a corporation incorporated under the Company Act (British Columbia), and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "RIGHTS AGENT", which term will include any successor Rights Agent hereunder).

WHEREAS:

(A) The Board of Directors of the Corporation has determined that it is advisable and in the best interests of the Corporation and its shareholders to adopt a shareholder rights plan (the "Rights Plan") to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over bid for the Corporation;

(B) In order to implement the adoption of the Rights Plan the Board of Directors has, subject to receipt of shareholder and regulatory approval:

     (a) authorized the issuance of one Right (as hereinafter defined) effective the Record Time (as hereinafter defined) in respect of each Common Share outstanding at the Record Time; and

     (b) authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

(C) Each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein; and

(D) The Corporation desires to appoint the Rights Agent to act on behalf of the Corporation, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights, and other matters referred to herein.

NOW THEREFORE in consideration of the premises and the respective covenants and agreements set forth herein the parties agree as follows:

                          ARTICLE 1 -- INTERPRETATION

CERTAIN DEFINITIONS

1.1 For purposes of this Agreement, the following terms have the meanings indicated:

(a) "1933 SECURITIES ACT" means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(b) "1934 EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(c) "ACQUIRING PERSON" means, any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; save and except that the term "Acquiring Person" will not include:

     (i)   the Corporation or any Subsidiary of the Corporation;

     (ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of

         (A) Corporate Acquisitions,

         (B)  Permitted Bid Acquisitions,

         (C) Corporate Distributions,

         (D) Exempt Acquisitions, or

         (E)  Convertible Security Acquisitions;

        (each an "Exempt Transaction")

        provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or more or any combination of Exempt Transactions and, after such becomes the Beneficial Owner of an additional 1% or more of the outstanding Voting Shares, other than pursuant to an Exempt Transaction, such Person will, as at such time, become an Acquiring Person;

     (iii) a Grandfathered Person provided, however, that if such person becomes, after the Record Time, the Beneficial Owner of more than an additional 1% of the number of Voting Shares outstanding, other than pursuant to Corporate Acquisitions, Permitted Bid Acquisitions, Corporate Distributions, Exempt Acquisitions or Convertible Security Acquisitions, such Person will as of the date of such acquisition become an Acquiring Person;

     (iv) for a period of 10 days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on sec.1.1(g)(vi) or sec.1.1(g)(viii) solely because such Person makes or proposes to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person; and

     (v) an underwriter or member of a banking or selling group which acquires Voting Shares from the Corporation in connection with a distribution of securities of the Corporation.

(d) "AFFILIATE", when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a body corporate will be deemed to be an Affiliate of another body corporate if one of them is the Subsidiary of the other or if both are Subsidiaries of the same body corporate or if each of them is controlled by the same Person.

(e) "AGREEMENT" means this agreement as amended, modified or supplemented from time to time.

(f) "ASSOCIATE", when used to indicate a relationship with a specified Person, means

     (i)   a spouse of such specified Person,

     (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage, or

     (iii) any relative of such specified Person or of a Person mentioned in sec.(i) or sec.(ii) of this definition if that relative has the same residence as the specified Person.

(g) a Person will be deemed the "BENEFICIAL OWNER", and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN":

     (i) any securities of which such Person or any Affiliate or Associate of such Person is the owner in law or equity;

     (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has the right to become the owner at law or in equity (whether such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency or the making of any payment) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities or pursuant to a pledge of securities in the ordinary course of business), or upon the exercise of any conversion right, exchange right, share purchase right (other than a Right), warrant or option; and

    (iii) any securities that are Beneficially Owned within the meaning of sec.1.1(g)(i) or (ii) by any other Person with whom such Person is acting jointly or in concert;

    provided, however, that a Person will not be deemed to be the "BENEFICIAL OWNER", or to have "BENEFICIAL OWNERSHIP" of, or to "BENEFICIALLY OWN", any security by reason of:

    (iv) such security having been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or made by any other Person acting jointly or in concert with such Person, unless such deposited or tendered security has been accepted unconditionally for payment or exchange or has been taken up or paid for, whichever occurs first; or

    (v) the holder of such security having agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in sec.(iii) of this definition pursuant to a Permitted Lock-up Agreement; or

    (vi) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person, holding such security, in circumstances where

        (A) the ordinary business of the Person (the "FUND MANAGER") includes the management of investment funds for others and such security is held by the Fund Manager in the ordinary course of such business in the performance of such Fund Manager's duties for the account of any other Person (a "CLIENT"), or

        (B) such Person (the "TRUST COMPANY") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person (each an "ESTATE ACCOUNT") or for such other accounts (each an "OTHER ACCOUNT"),

        (C) the ordinary business or activity of such Person includes acting as an agent of the Crown in the management of public assets (the "CROWN AGENT"), or

        (D) the Person is the administrator or the trustee of one or more pension funds, plans or related trusts (each a "PENSION FUND") registered or qualified under the laws of Canada or any province thereof or the laws of the United States or any state thereof (the "INDEPENDENT PERSON"), or is a Pension Fund, and holds such securities for the purposes of its activities as an Independent Person or as a Pension Fund, or

        (E) the Person is an independent Person established by statute for purposes that include, and the ordinary business or activity of such Person (in this definition, the "STATUTORY BODY") includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such;

        and provided that the Fund Manager, the Trust Company, the Crown Agent, the Independent Person, the Pension Fund or the Statutory Body, as the case may be, does not make or propose to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (other than by means of ordinary market transactions (including prearranged trades) entered into in the ordinary course of business of such Person executed through the facilities of a stock exchange or organized over-the-counter market); or

    (vii) such Person being a Client of the same Fund Manager as another Person on whose account the Fund Manager holds such security, or such Person being an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security, or such Person being a Pension Fund with the same Independent Person as another Pension Fund;

     (viii) such Person being a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, or such Person being an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or such Person being a Pension Fund and such security is owned at law or in equity by the Independent Person; or

     (ix) such Person being a registered holder of securities as a result of carrying on the business of, or acting as the nominee of, a securities depository.

(h) "BOARD OF DIRECTORS" means, at any time, the duly constituted board of directors of the Corporation.

(i) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in the Cities of Vancouver, British Columbia and Toronto, Ontario are authorized or obligated by law to close.

(j) "COMPANY ACT" means the Company Act, R.S.B.C. 1996, c.62, as amended, and the regulations made thereunder, and any comparable or successor laws or regulations thereto.

(k) "CANADIAN DOLLAR EQUIVALENT" of any amount which is expressed in United States dollars means on any date the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

(l) "CANADIAN-U.S. EXCHANGE RATE" means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

(m) "CLOSE OF BUSINESS" on any given day means the time on such day (or, if such day is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Vancouver, British Columbia (or, after the Separation Time, the office of the Rights Agent in Vancouver, British Columbia) is closed to the public.

(n)  "COMMON SHARES" means the common shares in the capital of the Corporation.

(o) "COMPETING PERMITTED BID" means a Take-over Bid that is made while another Permitted Bid or Competing Permitted Bid is in existence and that satisfies all of the components of the definition of a Permitted Bid, except that the requirements set out in sec.(ii) of the definition of a Permitted Bid will be satisfied if the Competing Permitted Bid contains, and the take up and payment for securities tendered or deposited thereunder will be subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Competing Permitted Bid prior to the close of business on the day that is no earlier than the later of 21 days after the date the Competing Permitted Bid is made and the earliest date on which Voting Shares may be taken up or paid for under any other Permitted Bid then in existence at the date of such Competing Permitted Bid and only if at the time when Voting Shares are first taken up and paid for under the Competing Permitted Bid, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Competing Permitted Bid and not withdrawn.

(p)  "CONTROLLED": a corporation is "controlled" by another Person if:

     (i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons acting jointly or in concert with it; and

     (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

    and "CONTROLS", "CONTROLLING" and "UNDER COMMON CONTROL WITH" will be interpreted accordingly.

(q)  "CONVERTIBLE SECURITY" means at any time:

     (i)   any right (regardless of whether such right constitutes a security);
           or

     (ii)  any security issued by the Corporation (other than the Rights);

     which is exercisable or exercisable within a period of 60 days from that time, by the holder thereof to acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is then exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency).

(r) "CONVERTIBLE SECURITY ACQUISITION" means the acquisition of Voting Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Corporate Distribution.

(s) "CORPORATE ACQUISITION" means an acquisition by the Corporation or a Subsidiary of the Corporation of Voting Shares which by reducing the number of outstanding Voting Shares, increases the proportionate number of Voting Shares Beneficially Owned by any Person.

(t)  "CORPORATE DISTRIBUTION" means:

     (i) a stock dividend or a stock split or other event pursuant to which a Person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class; or

     (ii) any other event pursuant to which all holders of Voting Shares are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt or exercise of rights issued by the Corporation and distributed to all the holders of a series or class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person.

(u) "DISQUALIFICATION DATE" in respect of a Person means the first date that a public announcement is made indicating that the Person has or is making or has announced on intention to make, a Take-over Bid alone or by acting jointly or in concert with any other Person.

(v)  "ELECTION TO EXERCISE" has the meaning ascribed thereto in sec.2.5(a).

(w)  "EXEMPT ACQUISITION" means an acquisition of Voting Shares

     (i) in respect of which the Board of Directors has waived the application of sec.3.1 pursuant to the provisions of sec.5.1(b), sec.5.1(c) or sec.5.1(d), or

     (ii)  pursuant to a dividend reinvestment plan of the Corporation, or

     (iii) pursuant to a distribution to the public by the Corporation of Voting Shares or Convertible Securities made pursuant to a prospectus, or pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities by way of a private placement by the Corporation or upon the exercise by an individual employee or director of stock options granted under a stock option plan of the Corporation or rights to purchase securities granted under a share purchase plan of the Corporation, provided that all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals and such Person does not become the Beneficial owner of more than 25% of the Voting Shares outstanding immediately prior to the distribution and in making this determination the Voting Shares to be issued to such Person in the distribution will be deemed to be held by such Person but will not be included in the aggregate number of outstanding Voting Shares immediately prior to the distribution.

(x) "EXERCISE PRICE" means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right. Until adjustment or revision thereof in accordance with the terms hereof, the Exercise Price will be $100.00.

(y)  "EXPIRATION TIME" means the earlier of:

     (i)   the Termination Time, and

     (ii) the close of business on the date of the Corporation's 2003 Annual Meeting of Shareholders.

(z) "FLIP-IN EVENT" means a transaction or event that results in a Person becoming an Acquiring Person.

(aa) "GRANDFATHERED PERSON" means any person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares at the Record Time.

(ab) "INDEPENDENT SHAREHOLDERS" means all holders of Voting Shares except for

     (i)   an Acquiring Person,

     (ii)  an Offeror, other than a person referred to in sec.1.1(g)(vi),

     (iii) an Affiliate or Associate of such Acquiring Person or such Offeror,

     (iv) a Person acting jointly or in concert with such Acquiring Person or such Offeror, and

     (v) an employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be tendered to a Take-over Bid.

(ac) "MARKET PRICE" per security of any securities on any date of determination means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in sec.2.9 has caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used will be appropriately adjusted in a manner analogous to the applicable adjustment provided for in sec.2.9 in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per security of a security on a specified date will be

     (i) the closing board lot sale price on the date or, if such price is not available, the average of the closing bid and asked prices on the date, for the security as reported by The Toronto Stock Exchange, or

     (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange, the closing board lot sale price on the date, or if such price is not available, the average of the closing bid and asked prices on the date, for the security as reported by the NYSE, or

     (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange or the NYSE, the closing board lot sale price on the date, or if such price is not available, the average of the closing bid and asked prices on the date, for the security as reported by the principal stock exchange in Canada or the United States on which the security is primarily traded, or

     (iv) if not so listed, the last quoted price on the date, or if not so quoted, the average of the high bid and low asked prices on the date, for the security in the over-the-counter market, as reported by

         Nasdaq or, if the securities are not quoted on Nasdaq, as reported by such other system then in use, or

     (v) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices on the date as furnished by a professional market maker making a market in the security as selected by the Board of Directors; provided, however, that if on any such date the security is not traded in the over-the-counter market, the closing price per security on such date will mean the fair value per security on such date as determined by a nationally or internationally recognized investment dealer or investment banker.

    The Market Price will be expressed in Canadian dollars. If the price for the security on any day forming part of the 20 consecutive Trading Day period is in United States dollars, such amount will be translated into Canadian dollars at the Canadian Dollar Equivalent thereof.

(ad) "NASDAQ" means The NASDAQ SmallCap Market.

(ae) "NYSE" means the New York Stock Exchange.

(af) "OFFER TO ACQUIRE" means:

     (i) an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, Voting Shares; and

     (ii) an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

    or any combination thereof, and the Person accepting an offer to sell will be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

(ag) "OFFEROR" means a Person who has announced a current intention to make, or who makes and has outstanding, a Take-over Bid.

(ah) "OFFEROR'S SECURITIES" means the aggregate of Voting Shares and Convertible Securities Beneficially Owned by a Person on the date upon which it becomes an Offeror.

(ai) "OUTSTANDING VOTING SHARES" means that number of Common Shares, or other Voting Shares, which are issued and outstanding at the time of a Flip-in Event on a fully-diluted basis and, for more certainty, includes without limitation all outstanding options, warrants, rights or other securities (excluding the Rights) convertible into Common Shares or other Voting Shares to be issued from treasury at the time of a Flip-in Event.

(aj) "PERMITTED BID" means a Take-over Bid made by an Offeror which is made by means of a Take-over Bid circular and which:

     (i)   is made to all holders of Voting Shares;

     (ii) contains, and the take up and payment for securities tendered or deposited thereunder will be subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 45 days following the date the Take-over Bid circular is sent to shareholders of the Corporation and that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid unless, at such date, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn;

     (iii) contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares of the Corporation may be deposited pursuant to the Take-over Bid at any time during the period of time described in sec.1.1(ai)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time until taken up and paid for; and

     (iv) contains an irrevocable and unqualified provision that provides upon the condition referred to in sec.1.1(ai)(ii) being satisfied, the Offeror will make a public announcement of that fact on the date the Take-over Bid would otherwise expire and the Take-over Bid will be extended for a period of not less than 10 Business Days from the date it would otherwise expire.

(ak) "PERMITTED BID ACQUISITION" means the acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid.

(al) "PERMITTED LOCK-UP AGREEMENT" means an agreement between an Offeror, any of its Affiliates or Associates or any other Person acting jointly or in concert with the Offeror and a Person (the "LOCKED-UP PERSON") who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror, whereby the Locked-up Person agrees to deposit or tender the Voting Shares or Convertible Securities held by the Locked-up Person to the Offeror's Take-over Bid or to any Take-over Bid made by any of the Offeror's Affiliates or Associates or made by any other Person acting jointly or in concert with the Offeror (the "Lock-up Bid"), where,

     (i)   the agreement,

        (A) permits the Locked-up Person to withdraw the Voting Shares or Convertible Securities from the agreement in order to tender or deposit them to another Take-over Bid or to support another transaction, that provides for a consideration for each Voting Share or Convertible Security that is higher than the consideration contained in or proposed to be contained in and is made for at least the same number of Voting Shares or Convertible Securities as, the Lock-up Bid; or

        (B) permits the Locked-up Person to withdraw its Voting Shares or Convertible Securities from the agreement in order to tender or deposit them to another Take-over Bid or to support another transaction, that provides for a consideration for each Voting Shares or Convertible Security that exceeds by as much as or more than a specified amount (the "Specified Amount") the consideration for each Voting Share or Convertible Security contained in and is made for at least the same number of Voting Shares and Convertible Securities as, the Lock-up Bid and does not by its terms provide for a Specified Amount that is greater than 7% over the consideration for each Voting Share or Convertible Security contained in the Lockup Bid;

        and, for greater certainty, the agreement may contain a right of first refusal or require a period of delay to give the Offeror an opportunity to at least match a higher consideration payable under another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Voting Shares or Convertible Securities from the agreement and not tender such to the Lock-up Bid, so long as the limitation does preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares or Convertible Securities in sufficient time to tender to the other Take-over Bid or participate in the other transaction;

    (ii) the agreement does not provide for any "break-up fees", "top-up fees", penalties, expense reimbursement or other amounts that exceed in the aggregate the greater of:

        (A) the cash equivalent of 2.5% of the consideration payable under the Lock-up Bid to the Locked-up Person; and

        (B) 50% of the amount by which the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the consideration that such Locked-up Person would have received under the Lock-up Bid;

    to be paid by a Locked-up Person pursuant to the Lock-up Agreement in the event that the Locked-up Persons fails to deposit or tender Voting Shares or Convertible Securities to the Take-over Bid or withdraws such in order to tender to another Take-over Bid or participate in another transaction.

(am) "PERSON" means any individual, firm, partnership, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity, and pronouns have a similar extended meaning.

(an) "RECORD TIME" means 5:00 p.m. (Toronto time) on February 25, 2000.

(ao) "REDEMPTION PRICE" has the meaning ascribed thereto in sec.5.1(a).

(ap) "REGULAR PERIODIC CASH DIVIDENDS" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of

     (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year, and

     (ii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(aq) "RIGHT" means a right issued pursuant to this Agreement.

(ar) "RIGHTS CERTIFICATE" has the meaning ascribed thereto in sec.2.4(a).

(as) "RIGHTS REGISTER" has the meaning ascribed thereto in sec.2.14.

(at) "SECURITIES ACT (BRITISH COLUMBIA)" means the Securities Act, R.S.B.C. 1996, c.418, as amended, and the regulations, rules, policies and notices thereunder, and any comparable or successor laws, regulations, rules, policies or notices thereto.

(au) "SECURITIES ACT (ONTARIO)" means the Securities Act, R.S.O. 1990, c. S.5, as amended, and the regulations, rules, policies, and notices thereunder, and any comparable or successor laws, regulations, rules, policies or notices thereto.

(av) "SEPARATION TIME" means the close of business (Vancouver Time) on the 10th Trading Day after the earlier of

     (i)   the Stock Acquisition Date,

     (ii) the date of the commencement of, or first public announcement of the intent of any person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Permitted Bid), and

     (iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such,

    or such later date as may be determined by the Board of Directors provided that, if any such Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid will be deemed, for the purposes of this definition, never to have been made and provided further that if the Board of Directors determines pursuant to sec.5.1(b), sec.5.1(c) or sec.5.1(d) to waive the application of sec.3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event will be deemed never to have occurred.

(aw) "STOCK ACQUISITION DATE" means the first date of public announcement (which, for purposes of this definition, will include, without limitation, a report filed pursuant to sec.101 of the Securities Act (Ontario) or sec.111 of the Securities Act (British Columbia) or sec.13(d) under the 1934 Exchange Act) by the Corporation or an Offeror or Acquiring Person, that a Person has become an Acquiring Person.

(ax) "SUBSIDIARY": a corporation will be deemed to be a Subsidiary of another corporation if:

     (i)   it is controlled by:

         (A) that other; or

         (B) that other and one or more corporations each of which is controlled by that other; or

         (C) two or more corporations each of which is controlled by that other; or

     (ii)  it is a Subsidiary of a corporation that is that other's Subsidiary.

(ay) "TAKE-OVER BID" means an Offer to Acquire Voting Shares or Convertible Securities where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the Convertible Securities are convertible, exchangeable or exercisable, and the Offeror's Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire.

(az) "TERMINATION TIME" means the time at which the right to exercise Rights will terminate pursuant to sec.5.1(a) and sec.5.1(e).

(ba) "TRADING DAY", when used with respect to any securities, means a day on which the principal Canadian stock exchange or American stock exchange or market on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange or American stock exchange or market, a Business Day.

(bb) "U.S.-CANADIAN EXCHANGE RATE" means on any date:

     (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

     (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which will be determined by the Board of Directors from time to time acting in good faith.

(bc) "VOTING SHARES" means the Common Shares and any other shares in the capital of the Corporation entitled to vote generally in the election of all directors of the Corporation.

CURRENCY

1.2 All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

HEADINGS

1.3 The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings, subheadings and a table of contents are for convenience of reference only and will not affect the construction or interpretation of this Agreement.

NUMBER AND GENDER

1.4 Wherever the context so requires, terms used herein importing the singular number only will include the plural and vice-versa and words importing only one gender will include all others.

ACTING JOINTLY OR IN CONCERT

1.5 For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal, with the first Person or any Associate or Affiliate of such Person to acquire or make directly or indirectly an Offer to Acquire Voting Shares of the Corporation (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a distribution of securities or to a pledge of securities in the ordinary course of business).

STATUTORY REFERENCES

1.6 Unless the context otherwise requires or except as expressly provided herein, any reference herein to a specific part, section, subsection, clause or rule of any statute or regulation will be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there will be no replacement therefor, to the same as it is in effect on the date of this Agreement.

HOLDER

1.7 As used in this Agreement, unless the context otherwise requires, the term "holder" when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Voting Shares.

CALCULATION OF VOTING SHARE PERCENTAGE

1.8 For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, will be and be deemed to be the product of 100 and the number of which the numerator is the number of votes for the election of all directors generally attaching to the Voting Shares and Convertible Securities Beneficially Owned by such Person and the denominator of which is the number of votes for the election of all directors generally attaching to all outstanding Voting Shares and Convertible Securities. Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares will be deemed to be issued and outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.

INTERPRETATION

1.9 For the purposes of this Agreement, except as otherwise expressly provided herein:

     (a) the symbol sec. followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated,

     (b) the word "or" is not exclusive and the word "including" is not limiting (whether or not non-limiting language such as "without limitation" or "but not limited to" or other words of similar import is used with reference thereto); and

     (c) a reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity.

                            ARTICLE 2 -- THE RIGHTS

LEGEND ON VOTING SHARE CERTIFICATES

2.1  Certificates:

     (a) issued for Voting Shares after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time will evidence one Right for each Common Share represented thereby and will have impressed on, printed on, written on or otherwise affixed to them, a legend in substantially the following form:

             "Until the Separation Time (as defined in the Rights Plan referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement, dated as of February 25, 2000 (the "RIGHTS PLAN"), between Glamis Gold Ltd. (the "CORPORATION") and The Montreal Trust Company of Canada, as rights agent (the "RIGHTS AGENT"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the Corporation. Under certain circumstances, as set forth in the Rights Plan, such Rights may be amended or redeemed, may expire, may become null and void (if, in certain cases, they are issued to or "BENEFICIALLY OWNED" by any Person who is, was or becomes an "ACQUIRING PERSON", as such terms are defined in the Rights Plan, whether currently held by or on behalf of such Person or any subsequent holder) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Plan to the holder of this certificate without charge upon receipt of a written request therefor."

       and

     (b) representing Common Shares that are issued and outstanding at the Record Time will evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.

INITIAL EXERCISE PRICE

2.2 Subject to adjustment as herein set forth and subject to sec.3.1, each Right, save and except those held by the Corporation and any of its Subsidiaries which will be void, will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price as at the Business Day immediately preceding the date of exercise of the Right, one Common Share.

RIGHTS NOT EXERCISABLE UNTIL SEPARATION TIME

2.3  Until the Separation Time:

     (a)  the Rights will not be exercisable, and

     (b) for administrative purposes each Right will be evidenced by the certificates for the associated Voting Shares registered in the names of the holders thereof (which certificates will also be deemed to be Rights Certificates) and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Shares.

MAILING OF RIGHTS CERTIFICATES AND DISCLOSURE STATEMENT

2.4 From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised, and will be registered and transferable independently of Voting Shares. Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Rights as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of sec.3.2 and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights) at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose),

     (a) a certificate (a "RIGHTS CERTIFICATE") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and

     (b)  a disclosure statement describing the Rights,

     provided that a nominee will be sent the materials provided for in this sec.2.4 in respect of all Voting Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Voting Shares which are Beneficially Owned by another Person, the Corporation may require such first mentioned Person to furnish it with such information and documentation as the Corporation considers advisable.

EXERCISE OF RIGHTS

2.5 Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, at its office in the City of Vancouver, British Columbia, Canada or at any other office of the Rights Agent or any Co-Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights Agent:

     (a) the Rights Certificate evidencing such Rights with an Election to Exercise (an "ELECTION TO EXERCISE") substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

     (b) payment by certified cheque or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

DUTIES OF RIGHTS AGENT UPON RECEIPT OF ELECTION TO EXERCISE

2.6 Upon receipt of a Rights Certificate, which is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by sec.3.2, and payment as set forth in sec.2.5(b), the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

     (a) requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

     (b) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

     (c) after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such registered holder;

     (d) when appropriate, after receipt, deliver such cash (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate; and

     (e) tender to the Corporation all payments received on exercise of the Rights.

PARTIAL EXERCISE OF RIGHTS

2.7 In case the holder of any Rights exercises less than all of the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

DUTIES OF THE CORPORATION

2.8  The Corporation covenants and agrees that it will:

     (a) take all reasonable action as may be necessary on its part and within its power to ensure that all Common Shares or other securities delivered upon exercise of Rights will, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

     (b) take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Company Act, the Securities Act (British Columbia), the Securities Act (Ontario), and any applicable comparable securities legislation of each of the other provinces of Canada, the 1933 Securities Act, the 1934 Exchange Act and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights. The Corporation may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file any securities disclosure documents required by securities legislation in respect of the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights. Upon such suspension, the Corporation will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained;

     (c) use its reasonable efforts to cause, from and after such time as the Rights become exercisable, all Common Shares which may be issued upon the exercise thereof, to be listed on the principal stock exchanges on which the Common Shares are traded;

     (d) cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

     (e) pay when due and payable any and all Canadian and, if applicable, United States, federal, provincial and state transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation will not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or other securities in a name other than that of the registered holder of the Rights being transferred or exercised.

ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

2.9 The Exercise Price, the number and kind of Common Shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this sec.2.9:

     (a)  if the Corporation at any time after the Record Time,

        (i) declares or pays a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) other than the issue of Common Shares or such exchangeable or convertible securities to holders of Common Shares in lieu of but not in an amount which exceeds the value of regular periodic cash dividends;

        (ii) subdivides or changes the Common Shares into a greater number of Common Shares;

        (iii) combines or changes the Common Shares into a smaller number of Common Shares or;

        (iv) issues any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) in respect of, in lieu of or in exchange for existing Common Shares in a reclassification or redesignation of Common Shares, an amalgamation or statutory arrangement, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor will occur after the Separation Time, the securities purchasable upon exercise of Rights will be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this sec.2.9 and sec.3.1, the adjustment provided for in this sec.2.9 will be in addition to, and will be made prior to, any adjustment required under sec.3.1.

       If the Exercise Price and number of Rights are to be adjusted,

            (A) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock of the Corporation) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any), and

            (B) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

       If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. If after the Record Time and prior to the Expiration Time the Corporation issues any shares of its authorized capital other than Common Shares in a transaction of a type described in sec.2.9(a)(i) and sec.2.9(a)(iv), such shares will be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

       If the Corporation, at any time after the Record Time and prior to the Separation Time, issues any Common Shares otherwise than in a transaction referred to in this sec.2.9(a), each Common Share so issued will automatically have one new Right associated with it, which Right will be evidenced by the certificate representing such share;

    (b) if at any time after the Record Time and prior to the Separation Time the Corporation fixes a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as Common Shares ("EQUIVALENT COMMON SHARES")) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares, at a price per Common Share or per equivalent common share (or having a conversion price or exchange price or exercise price per share, if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) less than 90% of the Market Price per Common Share on such record date, the Exercise Price will be adjusted as follows:

       (i) the Exercise Price to be in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, the numerator of which will be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights so to be offered) would purchase at such Market Price per Common Share, and the denominator of which will be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities are initially convertible, exchangeable or exercisable);

       (ii) if the Exercise Price may be paid by delivery of consideration, part or all of which is in a form other than cash, the value of such non-cash consideration will be as determined by the Board of Directors, whose determination will be described in a certificate filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; and

       (iii) such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Exercise Price will be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

       For purposes of this Agreement, the granting of the right to purchase Common Shares (or equivalent common shares) (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) will not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares (or equivalent common shares) must be at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares;

    (c) if after the Record Time and prior to the Separation Time the Corporation fixes a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger, amalgamation, arrangement, plan, compromise or reorganization in which the Corporation is the continuing or successor corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend or a regular periodic cash dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or subscription rights, options or warrants (excluding those referred to in sec.2.9(b)), the Exercise Price will be adjusted as follows:

       (i) the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Market Price per Common Share on such record date, less the fair market value (as determined by the Board of Directors, whose determination will be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to a Common Share and the denominator of which will be such Market Price per Common Share; and

       (ii) such adjustments will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price will be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed;

    (d) notwithstanding anything herein to the contrary, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this sec.2.9(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this sec.2.9 will be made to the nearest cent or to the nearest one-hundredth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this sec.2.9(d), any adjustment required by this sec.2.9 will be made no later than the earlier of (A) 3 years from the date of the transaction which mandates such adjustment or (B) the Expiration Time;

     (e)  each adjustment made pursuant to this sec.2.9 will be made as of:

       (i) the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to sec.2.9(a), and

       (ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to sec.2.9(b) or sec.2.9(c);

    (f) if the Corporation, at any time after the Record Time and prior to the Expiration Time, issues any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in sec.2.9(a)(i) or sec.2.9(a)(iv) and, if the Board of Directors determines that the adjustments contemplated by sec.2.9(a), sec.2.9(b) and sec.2.9(c) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding sec.2.9(a), sec.2.9(b) and sec.2.9(c), such adjustments, rather than the adjustments contemplated by sec.2.9(a), sec.2.9(b) and sec.2.9(c), will be made. The Corporation and the Rights Agent will amend this Agreement, subject to prior shareholder approval, as appropriate to provide for such adjustments;

    (g) each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of such Right, all subject to further adjustment as provided herein;

    (h) unless the Corporation has exercised its election as provided in sec.2.9(i), upon each adjustment of the Exercise Price as a result of the calculations made in sec.2.9(b) and sec.2.9(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by (A) multiplying (x) the number of shares purchasable upon exercise of a Right immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price;

    (i) the Corporation may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights will be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by multiplying it by a fraction, the numerator of which is the Exercise Price in effect immediately prior to adjustment of the Exercise Price and the denominator of which is the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation will make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this sec.2.9(i), the Corporation will, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to sec.5.8, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Corporation, will cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates so to be distributed will be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and will be registered in the names of the holders of record of Rights Certificates on the record date for the adjustment specified in the public announcement;

    (j) irrespective of any adjustment or change in the Exercise Price or the securities purchasable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of Common Shares or other securities which were expressed in the initial Rights Certificates issued hereunder;

    (k) in any case in which this sec.2.9 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance, to the holder of any Right exercised after such record date, of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation will deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

    (l) notwithstanding anything in this sec.2.9 to the contrary, the Corporation will be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this sec.2.9, as and to the extent that the Board of Directors determines to be advisable in order that any

       (i)   consolidation or subdivision of the Common Shares,

       (ii)  issuance of any Common Shares at less than the Market Price,

       (iii) issuance of securities convertible into or exchangeable for Common Shares,

       (iv) stock dividends or

       (v)  issuance of rights, options or warrants,

       referred to in this sec.2.9 hereafter made by the Corporation to holders of its Common Shares, will not be taxable to such shareholders;

    (m) whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this sec.2.9, the Corporation will promptly:

       (i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

       (ii) file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

       (iii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

       Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, will not affect the validity of any such adjustment or change.

DATE ON WHICH EXERCISE IS EFFECTIVE

2.10 Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights, will for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate will be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person will be deemed to have become the record holder of such shares on, and such certificate will be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open or on which such suspension is no longer effective.

EXECUTION OF RIGHTS CERTIFICATES

2.11 The Rights Certificates will be executed on behalf of the Corporation by its President or any of its senior officers, together with its Secretary or Assistant Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation will bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

AUTHENTICATION OF RIGHTS CERTIFICATES

2.12 Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent will countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and send such Rights Certificates to the holders of the Rights pursuant to sec.2.4. No Rights Certificate will be valid for any purpose until countersigned by the Rights Agent as aforesaid.

DATING OF RIGHTS CERTIFICATES

2.13 Each Rights Certificate will be dated the date of countersignature thereof.

REGISTER OF RIGHTS

2.14 The Corporation will cause to be kept a register (the "RIGHTS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent will cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

TRANSFERS AND EXCHANGES

2.15 After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate and subject to the provisions of sec.2.15(c) and the other provisions of this Agreement:

     (a) the Corporation will execute and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered;

     (b) all Rights issued upon any registration of transfer or exchange of Rights Certificates will be the valid obligations of the Corporation, and such Rights will be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange; and

     (c) every Rights Certificate surrendered for registration of transfer or exchange will be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this sec.2.15, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

MUTILATED RIGHTS CERTIFICATES

2.16 If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation will execute and the Rights Agent will manually countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES

2.17  If the Corporation and the Rights Agent receive, prior to the Expiration
Time:

     (a) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

     (b) such indemnity or other security as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation will execute and upon its request the Rights Agent will countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

REPLACEMENT FEE

2.18 As a condition to the issuance of any new Rights Certificate under sec.2.17, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

VALIDITY OF REPLACEMENT RIGHTS CERTIFICATES

2.19 Every new Rights Certificate issued pursuant to sec.2.17 in lieu of any destroyed, lost or stolen Rights Certificate will evidence an original additional contractual obligation of the Corporation, whether or not the destroyed lost or stolen Rights Certificate will be at any time enforceable by anyone, and the holder thereof will be entitled to all the benefits of this Agreement equally and proportionately with any and all other holders of Rights duly issued by the Corporation.

PERSONS DEEMED OWNERS

2.20 Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent will be entitled to deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights will mean the registered holder of such Rights (or, prior to the Separation Time, the associated Voting Shares).

DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES

2.21 All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange will, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, will be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered will be promptly cancelled by the Rights Agent. No Rights Certificate will be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this sec.2.21 except as expressly permitted by this

Agreement. The Rights Agent will destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

AGREEMENT OF RIGHTS HOLDERS

2.22 Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

     (a) to be bound by and subject to the provisions of this Agreement, as amended or supplemented from time to time in accordance with the terms hereof, in respect of all Rights held;

     (b) that prior to the Separation Time each Right will be transferable only together with, and will be transferred by a transfer of, the Common Share certificate representing such Right;

     (c) that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

     (d) that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent will be entitled to deem and treat the person in whose name the Rights Certificate (or prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent will be affected by any notice to the contrary;

     (e) that such holder of Rights has waived his or her right to receive any fractional Rights or any fractional shares upon exercise of Right; and

     (f) that this Agreement may be supplemented or amended from time to time pursuant to and as provided herein upon the sole authority of the Board of Directors without the approval of any holder of Rights.

RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

2.23 No holder, as such, of any Rights or Rights Certificate will be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates will have been duly exercised in accordance with the terms and provisions hereof.

                     ARTICLE 3 -- ADJUSTMENTS TO THE RIGHTS
                      IN THE EVENT OF CERTAIN TRANSACTIONS

FLIP-IN EVENT

3.1 Subject to adjustment pursuant to Article 2 and the redemption and waiver provisions of sec.5.1 and except as provided below, if prior to the Expiration Time a Flip-in Event occurs, each Right will thereafter constitute, effective at the Close of Business on the 10th Business Day after the relevant Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in sec.2.9 in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in sec.2.9 occurs with respect to such Common Shares).

CANCELLATION OF RIGHTS HELD BY AN ACQUIRING PARTY

3.2 Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-In Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

     (a) an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person); or

     (b) a direct or indirect transferee of, or other successor in title to, such Rights (a "Transferee"), who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this sec.3.2;

will thereupon become and be void and any holder of such Rights (including any Transferee) will thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this sec.3.2 will be deemed to be an Acquiring Person for the purposes of this sec.3.2 and such rights will be null and void.

LEGEND ON RIGHTS CERTIFICATES TRANSFERRED BY AN ACQUIRING PARTY

3.3 Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses sec.(a) or (b) of sec.3.2 or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence will contain the following legend:

     "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby will become void in the circumstances specified in sec.3.2 of the Rights Agreement."

provided, however, that the Rights Agent will not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but will be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them.

                         ARTICLE 4 -- THE RIGHTS AGENT

APPOINTMENT OF RIGHTS AGENT

4.1 The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. If the Corporation appoints one or more co-Rights Agents, the respective duties of the Rights Agents and co-Rights Agents will be as the Corporation may determine. The Corporation agrees to pay the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred that is not the result of negligence, bad faith or wilful misconduct on the part of any one or all of the Rights Agent, its officers, employees or other representatives, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.

PROTECTION OF RIGHTS AGENT

4.2 The Rights Agent will be protected from and will incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Voting Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

RIGHTS AGENT TO BE KEPT INFORMED

4.3 The Corporation will inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, will provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT

4.4 Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of sec.4.7. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

COUNTERSIGNING OF RIGHTS CERTIFICATES

4.5 In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

DUTIES OF RIGHTS AGENT

4.6 The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, will be bound:

     (a) the Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion;

     (b) whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice-President, the Treasurer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

     (c) the Rights Agent will be liable hereunder only for events which are the result of its own negligence, bad faith or wilful misconduct and that of its officers, employees and other representatives;

     (d) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Voting Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

     (e) the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to sec.3.2) or any adjustment required under the provisions of sec.2.9 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by sec.2.9 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered or fully paid and non-assessable;

     (f) the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

     (g) the Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, President, any Vice-President, Treasurer or any Assistant Treasurer or the

        Secretary or any Assistant Secretary of the Corporation and to apply to such persons for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person;

    (h) the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

    (i) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

CHANGE OF RIGHTS AGENT

4.7 The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Voting Shares of the Corporation by registered or certified mail, and to the holders of the Rights in accordance with sec.5.11. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Voting Shares of the Corporation by registered or certified mail and to the holders of the Rights in accordance with sec.5.11. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 90 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder will, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, will be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in Canada. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receiving from the Corporation payment in full of all amounts outstanding under this Agreement, will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Voting Shares of the Corporation, and mail a notice thereof in writing to the holders of the Rights. The cost of giving any notice required under this sec.4.7 will be borne solely by the Corporation. Failure to give any notice provided for in this sec.4.7 however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                           ARTICLE 5 -- MISCELLANEOUS

REDEMPTION AND WAIVER

5.1  The:

     (a) Board of Directors may, with the prior consent of holders of Voting Shares or of the holders of Rights given in accordance with sec.5.1(i) or (j), as the case may be, any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in sec.2.9 if an event of the type described in sec.2.9 has occurred (such redemption price being herein referred to as the "Redemption Price");

     (b) Board of Directors may, with the prior consent of the holders of Voting Shares given in accordance with sec.5.1(i), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of sec.3.1 has not been waived pursuant to this sec.5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular and otherwise than in the circumstances set forth in sec.5.1(d), waive the application of sec.3.1 to such Flip-in Event. In such event, the Board of Directors will extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

     (c) Board of Directors may, prior to the occurrence of a Flip-in Event, and upon prior written notice delivered to the Rights Agent, determine to waive the application of sec.3.1 to a Flip-in Event which may occur by reason of a Take-over Bid made by means of a Take-over Bid circular; provided that if the Board of Directors waives the application of sec.3.1 to a particular Flip-in Event pursuant to this sec.5.1(c), the Board of Directors will be deemed to have waived the application of sec.3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a Take-over Bid circular prior to the expiry of any Take-over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been, granted pursuant to this sec.5.1(c).

     (d) Board of Directors may, prior to the close of business on the 10th day following the Stock Acquisition Date, determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of sec.3.1 to a Flip-in Event, provided that both of the following conditions are satisfied:

       (i) the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that Person would become, an Acquiring Person; and

       (ii) such Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this sec.5.1(d) it is no longer an Acquiring Person;

       and in the event of such a waiver, for the purposes of this Agreement, the Flip-in Event will be deemed never to have occurred;

     (e) Board of Directors, notwithstanding the provisions of sec.5.1(a), will and will be deemed to have elected without further formality to redeem the Rights at the Redemption Price, if a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid or pursuant to a Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, the application of sec.3.1 pursuant to sec.5.1(c), any Outstanding Voting Shares;

     (f) right to exercise the Rights will, if the Corporation is obligated under sec.5.1(e) to redeem the Rights, or if the Board of Directors elects under sec.5.1(a) or sec.5.1(h) to redeem the Rights, without further action and without notice, terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights will be to receive the Redemption Price and no further Rights will be issued thereafter;

    (g) Corporation will, within 10 days after the Corporation is obligated under sec.5.1(e) to redeem the Rights, or if sec.5.1(a) is applicable within 10 Business Days after the Board of Directors determines to redeem the Rights, as applicable, give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the Rights Register or, prior to the Separation Time, on the registry books of the Transfer Agent for the Voting Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this sec.5.1 and other than in connection with the purchase of Voting Shares prior to the Separation Time;

     (h) Board of Directors may, where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or is otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, elect to redeem all the outstanding Rights at the Redemption Price and upon such redemption, all the provisions of this Agreement will continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Voting Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time will be deemed not to have occurred;

     (i) Shareholder consent required under sec.5.1(a) or (b) will be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation's articles; and

     (j) Consent of holders of Rights which is required pursuant to sec.5.1(a) will be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders called in accordance with procedures for the calling, holding and conduct of meetings of shareholders of the Corporation held in accordance with applicable laws and the Corporation's articles. For the purposes of this subsection, each outstanding Right (other than Rights which are void pursuant to the provisions of this Agreement) will be entitled to one vote.

EXPIRATION

5.2 No person will have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in sec.4.2.

ISSUANCE OF NEW RIGHT CERTIFICATES

5.3 Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

SUPPLEMENTS AND AMENDMENTS

5.4  The Corporation may:

     (a) prior to the Annual Meeting of Shareholders of the Corporation to be held in the year 2000, supplement or amend this Agreement without the approval of any holder of Rights or Voting Shares in order to make any changes which the Board of Directors may deem necessary or desirable. Thereafter, the Corporation may, subject to sec.5.1, from time to time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares to correct any clerical or typographical error or to maintain the validity of the Agreement as a result of a change in any applicable legislation, rules or regulations thereunder;

     (b) subject to sec.5.4(a), with the prior consent of the holders of the Voting Shares obtained as set forth below, at any time prior to the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent will be deemed to have been given if provided by the holders of Voting Shares at a meeting of the holders of Voting Shares, which meeting will be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent will be deemed to have been given if the proposed amendment, variation or revision is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at the meeting; and

     (c) with the prior consent of the holders of Rights, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of Rights will be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting will be those, as nearly as may be, which are provided in the Corporation's Articles and the Company Act with respect to a meeting of shareholders of the Corporation.

TIMING OF CERTAIN APPROVALS OF THE SHAREHOLDERS

5.5 Any supplements or amendments made by the Corporation to this Agreement pursuant to sec.5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulations thereunder:

     (a) if made before the Separation Time, will be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in sec.5.4(b) confirm or reject such amendment; and

     (b) if made after the Separation Time, will be submitted to the holders of Rights at a meeting to be called and held as soon as reasonably possible in accordance with the provisions of sec.5.4(c).

EFFECTIVE TIME OF SUPPLEMENTS AND AMENDMENTS

5.6 A supplement or amendment of the type referred to in sec.5.5 will be effective from the date of the resolution of the Board of Directors adopting such supplement or amendment and will continue in force until it is either rejected by the shareholders or holders of Rights, as the case may be, or, if approved, until it ceases to be effective in accordance with the terms hereof. Any other supplement or amendment will be effective upon approval of the shareholders or holders of Rights, as the case may be. If a supplement or amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, such supplement or amendment will cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect will be effective until confirmed by the shareholders or holders of Rights, as the case may be.

APPROVALS OF AMENDMENTS BY RIGHTS AGENT

5.7 Notwithstanding anything in sec.5.4 to the contrary, no supplement or amendment will be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

FRACTIONAL RIGHTS AND FRACTIONAL SHARES

5.8  The Corporation will not be required to issue fractions of:

     (a) Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right will be null and void and the Corporation will not have any obligation or liability in respect thereof; and

     (b) Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation will pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share.

RIGHTS OF ACTION

5.9 Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

NOTICE OF PROPOSED ACTIONS

5.10 If the Corporation proposes after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation's assets, the Corporation, in each such case, will give to each holder of a Right, in accordance with sec.5.11, a notice of such proposed action, which will specify the date on which such liquidation, dissolution, winding-up, or sale is to take place, and such notice will be so given at least 20 Business Days prior to the date of such proposed action.

NOTICES

5.11 Notices or demands authorized or required by this Agreement to be given or made:

     (a) by the Rights Agent or by the holder of any Rights to or on the Corporation will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

          Glamis Gold Ltd.
          5190 Neil Road, Suite 310
          Reno, Nevada
          U.S.A. 89502

          Attention: Senior Vice-President Administration;

     (b) by the Corporation or by the holder of any Rights to or on the Rights Agent will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

        The Montreal Trust Company of Canada
        510 Burrard Street
        Vancouver, British Columbia
        V6C 3B9

        Attention: Assistant Vice-President, Client Services; and

     (c) by the Corporation or the Rights Agent to or on the holder of any Rights will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice.

SUCCESSORS

5.12 All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent will bind and enure to the benefit of their respective successors and assigns hereunder.

BENEFITS OF THIS AGREEMENT

5.13 Nothing in this Agreement will be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

GOVERNING LAW

5.14 This Agreement and each Right issued hereunder will be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes will be governed by and construed in accordance with the laws of such province.

SEVERABILITY

5.15 If any Section, Subsection, Clause, Subclause, term or provision hereof or the application thereof to any circumstances or any right hereunder will, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, Subsection, Clause, Subclause, term or provision or such right will be ineffective only in such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining Sections, Subsections, Clauses, Subclauses, terms and provisions hereof or rights hereunder in such jurisdiction or the application of such Section, Subsection, Clause, Subclause, term or provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

EFFECTIVE DATE

5.16 This Agreement is effective and in full force and effect in accordance with its terms as of and from the Record Time. If this Agreement is not confirmed by a majority of the votes cast by the holders of Common Shares of the Corporation represented in person or by proxy at the Annual Meeting of Shareholders of the Corporation to be held in the year 2000 who vote in respect of confirmation of this Agreement at such meeting, then this Agreement and any then outstanding Rights will be of no further force and effect from the date of such Annual Meeting of Shareholders of the Corporation.

DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

5.17 All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors for the purposes hereof, will not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

RIGHTS OF BOARD, CORPORATION AND OFFEROR

5.18 Without limiting the generality of the foregoing, nothing contained herein will be construed to suggest or imply that the Board of Directors will not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the Shareholders of the Corporation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

REGULATORY APPROVALS

5.19 Any obligation of the Corporation or action or event contemplated by this Agreement will be subject to the prior receipt of any requisite approval or consent from any governmental or regulatory authority including, without limiting the generality of the foregoing, any necessary approval of any securities regulatory authority or stock exchange.

DECLARATION AS TO NON-CANADIAN HOLDERS

5.20 If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board of Directors may take such actions as it may deem appropriate to ensure such compliance. In no event will the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

TIME OF THE ESSENCE

5.21  Time will be of the essence in this Agreement.

EXECUTION IN COUNTERPARTS

5.22 This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

GLAMIS GOLD LTD.

Per:  Signed: "C. Kevin McArthur"
      ------------------------------
     Authorized Signatory

THE MONTREAL TRUST COMPANY OF CANADA

Per:  Signed: "June P. Glover"
      ------------------------------
     Authorized Signatory

Per:  Signed: "Anne Boisey"
      ------------------------------
     Authorized Signatory

                                                                       EXHIBIT A

                          [FORM OF RIGHTS CERTIFICATE]

Certificate No.                                                           Rights
                ---------------
                                                          ---------------

         THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN sec.3.2 OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR THEIR RESPECTIVE ASSOCIATES AND AFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND THEIR RESPECTIVE TRANSFEREES WILL BECOME VOID WITHOUT ANY FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that ____________________________ or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of the 25th day of February, 2000 (the "RIGHTS AGREEMENT") between Glamis Gold Ltd., a corporation formed under the Company Act (British Columbia) (the "CORPORATION"), and The Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as rights agent (the "RIGHTS AGENT", which term will include any successor Rights Agent under the Rights Agreement) to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on the date of the Corporation's Annual Meeting of Shareholders to be held in the year 2003 (or such earlier expiration time as is provided in the Rights Agreement) one fully paid and non-assessable Common Share of the Corporation (a "COMMON SHARE") (subject to adjustment as provided in the Rights Agreement) at the Exercise Price, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in Vancouver. The Exercise Price will initially be $100.00 (Canadian) per Right and will be subject to adjustment or revision in certain events as provided in the Rights Agreement.

In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or other equity securities of the Corporation (or a combination thereof) all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the registered head office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate will be exercised in part, the registered holder will be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby.

No holder of this Rights Certificate, as such, will be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Corporation which may at any time be issuable upon the exercise hereof, nor will anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as expressly provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise until the Rights evidenced by this Rights Certificate will have been exercised as provided in the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it will have been manually countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Date:
--------------------------------------------------------

GLAMIS GOLD LTD.

By:
     ------------------------------                         By:
                                                                 ------------------------------

Countersigned
THE MONTREAL TRUST COMPANY OF CANADA

By:
     ------------------------------
     Authorized Signature

By:
     ------------------------------
     Authorized Signature

                  (To be attached to each Rights Certificate)

                          FORM OF ELECTION TO EXERCISE

TO:  GLAMIS GOLD LTD.

The undersigned hereby irrevocably elects to exercise
____________________________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued to:

                    ----------------------------------------
                                     (NAME)

                    ----------------------------------------
                                   (ADDRESS)

                    ----------------------------------------
                          (CITY AND STATE OR PROVINCE)

If such number of Rights will not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights will be registered in the name of and delivered to:

                    ----------------------------------------
                                     (NAME)

                    ----------------------------------------
                                   (ADDRESS)

                    ----------------------------------------
                          (CITY AND STATE OR PROVINCE)

                    ----------------------------------------
           SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER NUMBER

Dated:
       ------------------------------

Signature Guaranteed:                   ----------------------------------------
                                          Signature

                                          (Signature must correspond to name as
                                          written upon the face of this Rights
                                          Certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatsoever)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                  [THE FOLLOWING IS TO BE COMPLETED, IF TRUE:]

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing or any Affiliate or Associate of such Person (as defined in the Rights Agreement).

                                        ----------------------------------------
                                          Signature

                                     NOTICE

In the event the certification set forth in the Form of Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights will be null and void.

                               FORM OF ASSIGNMENT
                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate)

FOR VALUE
RECEIVED      __________________________________________________________________
hereby sells, assigns and transfers unto _______________________________________
    ________________________________________________________________________
                 (Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint ------------ as attorney to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated:
       ------------------------------

Signature Guaranteed:                   ----------------------------------------
                                          Signature

                                          (Signature must correspond to name as
                                          written upon the face of this Rights
                                          Certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatsoever)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                   [THE FOLLOWING TO BE COMPLETED, IF TRUE:]

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing (as defined in the Rights Agreement).

                                        ----------------------------------------
                                          Signature

                                     NOTICE

In the event the certification set forth in the Form of Assignment is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights will be null and void.

                                GLAMIS GOLD LTD.

                           5190 NEIL ROAD, SUITE 310
                           RENO NEVADA, U.S.A. 89502
                 TELEPHONE: (775) 827-4600  FAX: (775) 827-5044

                                   P R O X Y

THIS PROXY IS SOLICITED BY THE MANAGEMENT OF GLAMIS GOLD LTD. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON MAY 3, 2000.

The undersigned hereby appoints A. DAN ROVIG, Chairman of the Board of Directors of the Company, or failing him, C. KEVIN MCARTHUR, President of the Company, or instead of either of the foregoing, (insert name) ------------------------------------------, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at The Royal York Canadian Pacific Hotel, 100 Front Street West, Toronto, Ontario, on May 3, 2000, at 1:30 p.m., local time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.  ELECTION OF DIRECTORS
   The nominees proposed by management of the Corporation are:
    A. Dan Rovig                       Jean Depatie
    C. Kevin McArthur                  Ian S. Davidson
    James R. Billingsley               Kenneth F. Williamson
    Leonard Harris

    Vote For [ ] the election of all nominees listed above (except those whose names the undersigned has deleted)

    Withhold [ ]
    [                                                                        ]
    [                                                                        ]
    [                                                                        ]
    [                                                                        ]
    [                                                                        ]
    (Please advise the Company of any change of address)

2.  AUDITOR
    Vote For [ ] Withhold [ ] Vote on the resolution to appoint KPMG LLP, Chartered Accountants, as auditor of the Corporation at a remuneration to be fixed by the board of directors.
3.  SHAREHOLDERS' RIGHTS PLAN
   Vote For [ ] Against [ ] the ordinary resolution ratifying the establishment of a Shareholders' Rights Plan as more particularly described in the information circular prepared for the Meeting.

4.  AMENDMENT TO INCENTIVE SHARE PURCHASE OPTION PLAN
   Vote For [ ] Against [ ] the ordinary resolution authorizing the amendment to the Incentive Share Purchase Option Plan to make an additional 2,016,800 shares available for issuance under it, as more particularly described in the information circular prepared for the Meeting.

5. Upon any permitted amendment to or variation of any matter identified in the Notice of Annual Meeting.

6. Upon any other matter that properly comes before the Meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED:  _____________________________________ , 2000.

Signature of Shareholder

(Please print name here)

A PROXY WILL NOT BE VALID UNLESS THE COMPLETED, SIGNED AND DATED FORM OF PROXY IS DELIVERED TO THE OFFICE OF MONTREAL TRUST COMPANY OF CANADA BY FAX TO
(604)-683-3694 OR BY MAIL OR BY HAND TO 510 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3B9, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) BEFORE THE MEETING OR THE ADJOURNMENT THEREOF AT WHICH THE PROXY IS TO BE USED.

Any one of the joint holders of a share may sign a form of proxy in respect of the share but, if more than one of them is present at the meeting or represented by proxyholder, the one of them whose name appears first in the register of members in respect of the share, or that one's proxyholder, will alone be entitled to vote in respect thereof. Where the form of proxy is signed by a corporation, either its corporate seal must be affixed to the form of proxy or the form of proxy should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the form of proxy.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN EITHER OF THE NOMINEES DESIGNATED IN THIS FORM OF PROXY, AND MAY DO SO BY INSERTING THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THIS FORM OF PROXY OR BY COMPLETING ANOTHER SUITABLE FORM OF PROXY.

The shares represented by the proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot, and where a choice with respect to a matter to be acted on is specified the shares will be voted on a ballot in accordance with that specification. This proxy confers discretionary authority with respect to matters, other than the election of directors and appointment of auditor, identified or referred to in the accompanying Notice of Annual Meeting for which no instruction is given, and with respect to other matters that may properly come before the Meeting. IN RESPECT OF A MATTER SO IDENTIFIED OR REFERRED TO FOR WHICH NO INSTRUCTION IS GIVEN, THE NOMINEES NAMED IN THIS PROXY WILL VOTE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF SUCH MATTER.

                           SUPPLEMENTAL MAILING LIST

                                  RETURN CARD

TO:  GLAMIS GOLD LTD.
     c/o Montreal Trust Company
     510 Burrard Street
     Vancouver, B.C., Canada V6C 3V9

The undersigned certifies that he is the owner of securities of Glamis Gold Ltd. (the "Company") and requests that he be placed on the Company's Mailing List in order to receive the Company's interim financial statements.

DATED:  ____________________________  , 2000

----------------------------------------
Signature

----------------------------------------
Name and Address (Please print)

----------------------------------------

----------------------------------------

----------------------------------------
Name of person signing
(if different from name above)

NOTE: If you wish to receive interim financial statements during the year 2000, please sign and return this letter to Montreal Trust Company, 510 Burrard Street, Vancouver, B.C., Canada, V6C 3V9, Attention: Glamis Gold Ltd.

THE SUPPLEMENTAL MAILING LIST IS MAINTAINED ONLY FOR THE CURRENT FISCAL YEAR.

YOU SHOULD NOT COMPLETE AND RETURN THIS FORM IF YOU HAVE REQUESTED YOUR BROKER TO OBTAIN AND SEND YOU THE COMPANY'S INTERIM FINANCIAL STATEMENTS.